UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

ISRAEL ACQUISITIONS CORP

(Name of Registrant as Specified In Its Charter)

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LETTER TO SHAREHOLDERS OF ISRAEL ACQUISITIONS CORP
12600 HILL COUNTRY BLVD, BUILDING R, SUITE 275
BEE CAVE, TX 78738
TO BE HELD ON JANUARY 8, 2024
Dear Israel Acquisitions Corp Shareholder:
You are cordially invited to attend an extraordinary general meeting of Israel Acquisitions Corp, a Cayman Islands exempted company (the “Company,” “Israel Acquisitions,” “we,” “us” or “our”), which will be held on January 8, 2024, at 12 p.m. Eastern Time (the “Extraordinary General Meeting”) (or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned or postponed) at the offices of Reed Smith LLP located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201, and virtually via live webcast at https://web.lumiagm.com/289958008, password: israel2024.
The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business Israel Acquisitions will conduct at the Extraordinary General Meeting and provide information about Israel Acquisitions that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:
Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend Israel Acquisitions’ Second Amended and Restated Memorandum and Articles of Association, dated as of November 17, 2022 (the “Existing Charter”) by adopting Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve times from January 18, 2024 (the “Termination Date”) to January 18, 2025, with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of 12 months after the Termination Date (assuming an initial business combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;
Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal to amend that certain Investment Management Trust Agreement, dated as of January 12, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Extended Date and depositing into the trust account (the “Trust Account”) the lesser of (i) $50,000 or (ii) $0.02 per Class A ordinary share, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension (the “Extension Payment”) until January 18, 2025 (assuming an initial business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of an initial business combination (the “Trust Agreement Amendment Proposal”), in the form set forth in Annex B to the Proxy Statement; and
Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).
Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment and Extension. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares (as defined below) in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended as permitted under the Existing Charter).
The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Israel Acquisitions additional time than would be permitted utilizing the Funded Extension Periods (as defined below) to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Israel Acquisitions shareholders who do not wish to extend the Termination Date as provided for by the proposals with the opportunity to exercise their redemption rights earlier than they would if Israel Acquisitions liquidated on the Termination Date and (ii) allow those Israel Acquisitions shareholders who wish for Israel Acquisitions to continue its search for a Business Combination to remain shareholders.
On October 16, 2023, Israel Acquisitions signed a non-binding letter of intent for a potential Business Combination with Pomvom Ltd., a company domiciled in Israel, whose shares are listed on the Tel Aviv Stock Exchange (the “Target”), as disclosed in the Current Report on Form 8-K filed with the SEC on October 17, 2023. As of the date of this Proxy Statement, discussions are ongoing between Israel Acquisitions and the Target. However, no assurances can be made that Israel Acquisitions and the Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.
Currently, the Company has until the Termination Date, or January 18, 2024 (unless extended as permitted under the Existing Charter), to consummate a Business Combination, absent any Funded Extension Period (as described below) provided for under the Existing Charter. The Board has determined that it is in the best interests of Israel Acquisitions to seek an extension of the Termination Date and have Israel Acquisitions shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination than would be permitted utilizing the Funded Extension Periods. The Board believes that the current Termination Date, including any permitted extensions thereof, will not provide sufficient time to complete a Business Combination and that it would be in the best interests of Israel Acquisitions’ shareholders for the Sponsor to be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Given Israel Acquisitions’ commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination in a more efficient and cost-effective manner as we expect the terms of the Extension Amendment Proposal and Trust Agreement Amendment Proposal would enable. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that Israel Acquisitions will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.
Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the two (2) additional three-month extension periods (each such three-month periods, a “Funded Extension Period”) to consummate the Business Combination, our sponsor, Israel Acquisitions Sponsor LLC (the “Sponsor”) or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, may, at their request, and by resolution of the Board, deposit into the Trust Account an additional $0.10 per unit (for an aggregate of $1,437,500) for each Funded Extension Period.

If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of 12 additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Extended Date the lesser of (i) $50,000 or (ii) $0.02 per Public Share multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date,. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Extended Date of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Extended Date. In addition, we intend to issue a press release the day after the applicable Extended Date announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), that were sold as part of the units in the IPO (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders (as defined below). In the event of our dissolution and liquidation, the warrants will expire and be worthless.
As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.
Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
On the Record Date (as defined below), the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $153,437,533.86 as of the Record Date (including interest not previously released to Israel Acquisitions to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $10.64. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.03 more per share than if the Public Shares were sold in the open market. Israel Acquisitions cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. Israel Acquisitions believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Israel Acquisitions does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the terms of the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 (“Class B Ordinary Shares” or “Founder Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment or postponement thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 19,929,167 Ordinary Shares outstanding (inclusive of the Class A Ordinary Shares underlying the Private Placement Units (as defined below)). Accordingly, if all outstanding Public Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units, the Company will need 7,731,945 Public Shares or 53.79% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.
Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of a majority of the then outstanding Ordinary Shares pursuant to the Trust Agreement. As of the date of this Proxy Statement, the Company has 19,929,167 Ordinary Shares outstanding (inclusive of the Class A Ordinary Shares underlying the Private Placement Units (as defined below)). Accordingly, if all outstanding Public Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment or postponement thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.
The Board has fixed the close of business on December 5, 2023 (the “Record Date”) as the date for determining Israel Acquisitions shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. On the Record Date, there were 14,375,000 issued and outstanding Public Shares and 4,791,667 Founder Shares. Israel Acquisitions’ warrants do not have voting rights.
You are not being asked to vote on a Business Combination at this time. If the Extension and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, January 18, 2025. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the last Extended Date, January 18, 2025.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of Israel Acquisitions and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
The Company’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Israel Acquisitions — Interests of the Initial Shareholders” in the accompanying Proxy Statement.
Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Israel Acquisitions urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.
By Order of the Board of Directors of Israel Acquisitions Corp Ziv Elul Chief Executive Officer December 20, 2023
Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, in person or by proxy, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment or postponement thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of a majority of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment or postponement thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary

General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5 P.M. EASTERN TIME ON JANUARY 4, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January 8, 2024: This notice of meeting and the accompanying Proxy Statement are being made available on or about December 20, 2023, at http://www.astproxyportal.com/ast/27189.

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF ISRAEL ACQUISITIONS CORP
TO BE HELD ON JANUARY 8, 2024
To the Shareholders of Israel Acquisitions Corp:
NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Israel Acquisitions Corp, a Cayman Islands exempted company (the “Company,” “Israel Acquisitions,” “we,” “us” or “our”), will be held on January 8, 2024, 12 p.m. Eastern Time (or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned or postponed) at the offices of Reed Smith LLP located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201, and virtually via live webcast at https://web.lumiagm.com/289958008, password: israel2024.
You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated December 20, 2023 and is first being mailed to shareholders on or about that date:
Proposal No. 1 — Extension Amendment Proposal — To resolve as a special resolution, to amend Israel Acquisitions’ Second Amended and Restated Memorandum and Articles of Association, dated as of November 17, 2022 (the “Existing Charter”) by adopting Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to 12 times from January 18, 2024 (the “Termination Date”) to January 18, 2025, with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of 12 months after the Termination Date (assuming an initial business combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”.
Proposal No. 2 — Trust Agreement Amendment Proposal — To resolve that the Investment Management Trust Agreement, dated as of January 12, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), be amended to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Extended Date and depositing into the trust account (the “Trust Account”) the lesser of (i) $50,000 or (ii) $0.02 per Class A ordinary share, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension (the “Extension Payment”) until January 18, 2025 (assuming an initial business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination, in the form set forth in Annex B to the Proxy Statement (the “Trust Agreement Amendment Proposal”); and
Proposal No. 3 — Adjournment Proposal — To approve as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).
Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension and Extension Amendment. Pursuant to the Existing Charter, we may not

redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the terms of the Existing Charter).
The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Israel Acquisitions additional time than would be permitted utilizing the Funded Extension Periods (as described below) to complete an initial business combination (“Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Israel Acquisitions shareholders who do not wish to extend the Termination Date as provided for by the proposals with the opportunity to exercise their redemption rights earlier than they would if Israel Acquisitions liquidated on the Termination Date and (ii) allow those Israel Acquisitions shareholders who wish for Israel Acquisitions to continue its search for a Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or January 18, 2024, to consummate a Business Combination, absent any Funded Extension Period provided for under the Existing Charter. The Board has determined that it is in the best interests of Israel Acquisitions to seek an extension of the Termination Date and have Israel Acquisitions shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination than would be permitted utilizing the Funded Extension Periods. The Board believes that the current Termination Date, including any permitted extensions thereof, will not provide sufficient time to complete a Business Combination and that it would be in the best interests of Israel Acquisitions’ shareholders for the Sponsor to be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Given Israel Acquisitions’ commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination in a more efficient and cost-effective manner as we expect the terms of the Extension Amendment Proposal and Trust Agreement Amendment Proposal would enable. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that Israel Acquisitions will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.
On October 16, 2023, Israel Acquisitions signed a non-binding letter of intent for a potential Business Combination with Pomvom Ltd., a company domiciled in Israel, whose shares are listed on the Tel Aviv Stock Exchange (the “Target”), as disclosed in the Current Report on Form 8-K filed with the SEC on October 17, 2023. As of the date of this Proxy Statement, discussions are ongoing between Israel Acquisitions and the Target. However, no assurances can be made that Israel Acquisitions and the Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.
Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the two (2) additional three-month extension periods (each such three-month periods, a “Funded Extension Period”) to consummate the Business Combination, our sponsor, Israel Acquisitions Sponsor LLC (the “Sponsor”) or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, may, at their request, and by resolution of the Board, deposit into the Trust Account an additional $0.10 per unit (for an aggregate of $1,437,500) for each Funded Extension Period.
If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of 12 additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Extended Date the lesser of (i) $50,000 or (ii) $0.02 per Public Share multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Extended Date of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Extended Date. In addition, we intend to issue a press release the day after the applicable Extended Date announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), that were sold as part of the units in the IPO (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders (as defined below). In the event of our dissolution and liquidation, the warrants will expire and be worthless.
As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.
Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
On the Record Date (as defined below), the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $153,437,533.86 as of the Record Date (including interest not previously released to Israel Acquisitions to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $10.64. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.03 more per share than if the Public Shares were sold in the open market. Israel Acquisitions cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. Israel Acquisitions believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Israel Acquisitions does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the terms of the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Warrants (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Israel Acquisitions redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5 p.m., Eastern Time, on January 4, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Public Shares and Class B ordinary shares, par value $0.0001 (“Class B Ordinary Shares” or “Founder Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment or postponement thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 19,929,167 Ordinary Shares outstanding (inclusive of the Class A Ordinary Shares underlying the Private Placement Units (as defined below)). Accordingly, if all outstanding Public Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units, the Company will need 7,731,945 Public Shares or 53.79% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.
Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of a majority of the then outstanding Ordinary Shares pursuant to the Trust Agreement. As of the date of this Proxy Statement, the Company has 19,929,167 Ordinary Shares outstanding (inclusive of the Class A Ordinary Shares underlying the Private Placement Units). Accordingly, if all outstanding Public Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment or postponement thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.
Record holders of Ordinary Shares at the close of business on December 5, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 14,375,000 issued and outstanding Public Shares and 4,791,667 Founder Shares. Israel Acquisitions’ warrants do not have voting rights.
This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, in person (virtually) or by proxy, Israel Acquisitions urges you to read this material carefully and vote your shares.
This Proxy Statement is dated December 20, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of Israel Acquisitions Corp
Ziv Elul
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Israel Acquisitions’ current views with respect to, among other things, its capital resources and results of operations. Likewise, Israel Acquisitions’ financial statements and all of Israel Acquisitions’ statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect Israel Acquisitions’ current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Israel Acquisitions does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
Israel Acquisitions’ ability to complete a Business Combination, including approval by the shareholders of Israel Acquisitions;

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the Public Shares and other securities of Israel Acquisitions;

•
the use of funds not held in the Trust Account or available to Israel Acquisitions from interest income on the Trust Account balance;

•
the competitive environment in which our successor will operate following a Business Combination; and

•
proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect Israel Acquisitions’ good faith beliefs, they are not guarantees of future performance. Israel Acquisitions disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause Israel Acquisitions’ future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Israel Acquisitions’ Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 17, 2023, and in other reports Israel Acquisitions filed with the SEC, including Israel Acquisitions’ Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, filed with the SEC on May 15, 2023, June 30, 2023, filed with the SEC on August 14, 2023, and September 30, 2023, filed with the SEC on November 13, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Israel Acquisitions.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
Q.
Why am I receiving this Proxy Statement?

A.
Israel Acquisitions is a blank check company incorporated under the laws of the Cayman Islands on August 24, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. Israel Acquisitions’ registration statement on Form S-1 (File No. 333-263658) for Israel Acquisitions’ initial public offering (“IPO”) was declared effective by the SEC on January 12, 2023. On January 18, 2023, Israel Acquisitions consummated its IPO of 14,375,000 units (the “Units”), including 1,875,000 additional Units purchased pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”, and those Class A Ordinary Shares that were sold as part of the Units in the IPO, the “Public Shares”), and one redeemable warrant (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000.

Simultaneously with the closing of the IPO, pursuant to that certain Private Placement Units Purchase Agreement, dated January 12, 2023, by and between Israel Acquisitions and Israel Acquisitions Sponsor LLC (the “Sponsor”), Israel Acquisitions completed the private sale of an aggregate of 637,500 private placement units (the “Sponsor Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds to Israel Acquisitions of $6,375,000.
In addition, simultaneously with the closing of the IPO, pursuant to that certain Private Placement Units Purchase Agreement, dated January 12, 2023, by and between Israel Acquisitions and BTIG, LLC, Israel Acquisitions completed the private sale of an aggregate of 75,000 private placement units (the “BTIG Private Placement Units”) to BTIG at a purchase price of $10.00 per BTIG Private Placement Unit, generating gross proceeds to Israel Acquisitions of $750,000.
In addition, simultaneously with the closing of the IPO, pursuant to that certain Private Placement Units Purchase Agreement, dated January 12, 2023, by and between Israel Acquisitions and Exos Capital LLC, Israel Acquisitions completed the private sale of an aggregate of 25,000 private placement units (the “Exos Private Placement Units”) to Exos at a purchase price of $10.00 per Exos Private Placement Unit, generating gross proceeds to Israel Acquisitions of $250,000.
In addition, simultaneously with the closing of the IPO, pursuant to that certain Private Placement Units Purchase Agreement, dated January 12, 2023, by and between Israel Acquisitions and JonesTrading Institutional Services LLC, Israel Acquisitions completed the private sale of an aggregate of 25,000 private placement units (the “JonesTrading Private Placement Units” and together with the Sponsor Private Placement Units, the BTIG Private Placement Units and the Exos Private Placement Units, the “Private Placement Units”) to JonesTrading at a purchase price of $10.00 per Private Placement Unit generating gross proceeds to Israel Acquisitions of $250,000.
Israel Acquisitions incurred offering costs of approximately $8,642,960 (including deferred underwriting commissions of approximately $5,406,250) in connection with the IPO. Other incurred offering costs consisted principally of preparation fees related to the IPO.
An aggregate of $146,625,000 of the net proceeds from Israel Acquisitions’ IPO and sale of the Private Placement Units were deposited in the Trust Account established for the benefit of the holders of Public Shares.
On October 16, 2023, Israel Acquisitions signed a non-binding letter of intent for a potential Business Combination with Pomvom Ltd., a company domiciled in Israel, whose shares are listed on the Tel Aviv Stock Exchange (the “Target”), as disclosed in the Current Report on Form 8-K filed with the SEC on October 17, 2023. As of the date of this Proxy Statement, discussions are ongoing between Israel Acquisitions and the Target. However, no assurances can be made that Israel Acquisitions and the Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination.

Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.
Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date (unless extended pursuant to the terms of the Existing Charter).
Currently, the Company has until the Termination Date, or January 18, 2024 (unless extended pursuant to the terms of the Existing Charter), to consummate a Business Combination, absent any Funded Extension Period provided for under the Existing Charter. The Board has determined that it is in the best interests of Israel Acquisitions to seek an extension of the Termination Date and have Israel Acquisitions shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination than would be permitted utilizing the Funded Extension Periods. The Board believes that the current Termination Date, including any permitted extensions thereof, will not provide sufficient time to complete a Business Combination and that it would be in the best interests of Israel Acquisitions’ shareholders for the Sponsor to be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Given Israel Acquisitions’ commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination in a more efficient and cost-effective manner as we expect the terms of the Extension Amendment Proposal and Trust Agreement Amendment Proposal would enable. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that Israel Acquisitions will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.
Q.
When and where is the Extraordinary General Meeting?

A.
The Extraordinary General Meeting will be held on January 8, 2024, at 12 p.m. Eastern Time (or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned or postponed) at the offices of Reed Smith LLP located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201, and virtually via live webcast by visiting https://web.lumiagm.com/289958008, password: israel2024, and entering the voter control number included on your proxy card.

Q.
What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.
You can virtually attend the Extraordinary General Meeting via the internet by visiting https://web.lumiagm.com/289958008, password: israel2024, and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.
What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.
Israel Acquisitions shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend Israel Acquisitions’ Existing Charter by adopting the Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to this Proxy Statement, which reflects the extension of date by which the Company must consummate a business combination up to 12 times from January 18, 2024, to January 18, 2025, with each Extension comprised of one month

(i.e., for a period of time ending up to 24 months after the consummation of its IPO) for a total of 12 months after the Termination Date (assuming a Business Combination has not occurred);
Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal to amend the Trust Agreement to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Extended Date and depositing into the Trust Account the lesser of (i) $50,000 or (ii) $0.02 per Public Share multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension until January 18, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; such amendment to the Trust Agreement is in the form set forth in Annex B to the Proxy Statement; and
Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment.
Q.
Are the proposals conditioned on one another?

A.
Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extension. Pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the terms of the Existing Charter).

If the Extension and Extension Amendment are implemented and one or more Israel Acquisitions shareholders elect to redeem their Public Shares, Israel Acquisitions will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for Israel Acquisitions’ use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.
If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the terms of the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor and all of Israel Acquisitions’ directors and officers (the “initial shareholders”), as well as Mr. Aaron Greenberg, waived their rights to participate in any liquidating distribution with respect to the 4,791,667 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Israel Acquisitions’ warrants, which will expire worthless in the event Israel Acquisitions dissolves and liquidates the Trust Account.
The Trust Agreement Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
Q.
Why is Israel Acquisitions proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.
The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date (unless extended pursuant to the terms of the Existing Charter). The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Israel Acquisitions additional time to complete a Business Combination than would be permitted utilizing the Funded Extension Periods. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Israel Acquisitions shareholders who do not wish to extend the Termination Date as provided for by the proposals with the opportunity to exercise their redemption rights earlier than they would if Israel Acquisitions liquidated on the Termination Date and (ii) allow those Israel Acquisitions shareholders who wish for Israel Acquisitions to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or January 18, 2024 (unless extended pursuant to the terms of the Existing Charter), to consummate a Business Combination, absent any Funded Extension Period (as described below) provided for under the Existing Charter. The Board has determined that it is in the best interests of Israel Acquisitions to seek an extension of the Termination Date and have Israel Acquisitions shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination than would be permitted utilizing the Funded Extension Periods. The Board believes that the current Termination Date, including any permitted extensions thereof, will not provide sufficient time to complete a Business Combination and that it would be in the best interests of Israel Acquisitions’ shareholders for the Sponsor to be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Given Israel Acquisitions’ commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination in a more efficient and cost-effective manner as we expect the terms of the Extension Amendment Proposal and Trust Agreement Amendment Proposal would enable. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that Israel Acquisitions will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by Israel Acquisitions shareholders, Israel Acquisitions may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension and Extension Amendment, or to otherwise provide additional time to effectuate the Extension and Extension Amendment. If the Adjournment Proposal is not approved by Israel Acquisitions shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.
You are not being asked to vote on a Business Combination at this time. If the Extension and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, January 18, 2025. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the last Extended Date, January 18, 2025.
Q.
What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of a majority of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
Q.
Why should I vote “FOR” the Extension Amendment Proposal?

A.
Israel Acquisitions believes its shareholders will benefit from Israel Acquisitions consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from January 18, 2024, up to 12 times for an additional one month each time up to January 18, 2025. The Board believes that the current Termination Date, including any permitted extensions thereof, will not provide sufficient time to complete a Business Combination and that it would be in the best interests of Israel Acquisitions’ shareholders for the Sponsor to be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Given Israel Acquisitions’ commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination in a more efficient and cost-effective manner as we expect the terms of the Extension Amendment Proposal and Trust Agreement Amendment Proposal would enable. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that Israel Acquisitions will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the two (2) additional three-month extension periods (each such three-month periods, a “Funded Extension Period”) to consummate the Business Combination, the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, may, at their request, and by resolution of the Board, deposit into the Trust Account an additional $0.10 per unit (for an aggregate of $1,437,500) for each Funded Extension Period.
If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of 12 additional one-month extension periods to consummate the Business

Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Extended Date the lesser of (i) $50,000 or (ii) $0.02 per Public Share multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Extended Date of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Extended Date. In addition, we intend to issue a press release the day after the applicable Extended Date announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interests to pay dissolution expenses) and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.
The Board recommends that you vote in favor of the Extension Amendment Proposal.
Q.
Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.
Israel Acquisitions believes shareholders will benefit from Israel Acquisitions consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which Israel Acquisitions has to complete a business combination until the Extended Date. The Extension would give Israel Acquisitions additional time than would be permitted utilizing the Funded Extension Periods to complete a Business Combination.

The Board believes that it is in the best interests of Israel Acquisitions shareholders and Israel Acquisitions that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, Israel Acquisitions will have an additional amount of time to consummate a Business Combination and will be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Without the Extension, Israel Acquisitions believes that there is significant risk that Israel Acquisitions will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date (as it may be extended pursuant to the Existing Charter). If that were to occur, Israel Acquisitions would be precluded from completing a Business Combination and would be forced to liquidate even if Israel Acquisitions shareholders are otherwise in favor of consummating a Business Combination.
Israel Acquisitions believes that given Israel Acquisitions’ expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that Israel Acquisitions is in the best position possible to consummate a Business Combination and that it is in the best interests of Israel Acquisitions shareholders that Israel Acquisitions obtain the Extension as needed. Israel Acquisitions believes a Business Combination will provide significant benefits to its shareholders.
The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.
Why should I vote “FOR” the Adjournment Proposal?

A.
If the Adjournment Proposal is not approved by Israel Acquisitions shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Trust Agreement Amendment Proposal or implementation of the Extension and Extension Amendment.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q.
How will the initial shareholders vote?

A.
The initial shareholders and Mr. Aaron Greenberg have advised Israel Acquisitions that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates as well as Mr. Greenberg are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, Mr. Aaron Greenberg, Israel Acquisitions’ directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,791,667 Founder Shares held by the Sponsor, Mr. Aaron Greenberg, and the officers and directors of Israel Acquisitions, representing approximately 24.04% of Israel Acquisitions’ issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 7,731,945 Public Shares or 53.79% of the outstanding Public Shares, to vote in favor of the Extension Amendment to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of a majority of the then outstanding Ordinary Shares. As of the date of this Proxy Statement, the Company has 19,929,167 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.
Q.
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.
If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q.
What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.
If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, Israel Acquisitions may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the terms of the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor, Mr. Greenberg, and the officers, directors and the initial shareholders of Israel Acquisitions waived their rights to participate in any liquidation distribution with respect to the 4,791,667 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Israel Acquisitions’ warrants, which will expire worthless in the event Israel Acquisitions dissolves and liquidates the Trust Account.
Q.
If the Extension Amendment Proposal is approved, what happens next?

A.
If the Extension Amendment Proposal is approved, then Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted with immediate effect and Israel Acquisitions will proceed to file the Third Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, January 18, 2025.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Israel Acquisitions held by Israel Acquisitions’ officers, directors, the Sponsor and its affiliates. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.
Even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the terms of the Existing Charter).

Q.
Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.
Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.
May I change my vote after I have mailed my signed proxy card?

A.
Yes. You may change your vote by:

•
Sending a later-dated, signed proxy card addressed to Israel Acquisitions’ Chief Executive Officer located at Israel Acquisitions Corp, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738, Attn: Ziv Elul, so that it is received by Israel Acquisitions’ Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

•
attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to Israel Acquisitions’ Chief Executive Officer, which must be received by Israel Acquisitions’ Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
Q.
How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of a majority of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Israel Acquisitions believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.
What constitutes a quorum at the Extraordinary General Meeting?

A.
A quorum is the minimum number of Israel Acquisitions shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, an Israel Acquisitions shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.
Q.
How many votes do I have?

A.
Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.
How do I vote?

A.
If you were a holder of record of Ordinary Shares on December 5, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person.   If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Reed Smith LLP located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201.
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m. Eastern Time, on January 5, 2024.
Voting by Internet.   Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://web.lumiagm.com/289958008, password: israel2024, and entering the voter control number included on your proxy card.

Q.
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal the Board has determined that each proposal is in the best interests of Israel Acquisitions and its shareholders. The Board recommends that Israel Acquisitions shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, if presented.

Q.
What interests do Israel Acquisitions’ Sponsor, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.
Israel Acquisitions’ Sponsor, directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Israel Acquisitions — Interests of the Initial Shareholders” in this Proxy Statement.

Q.
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.
No. There are no appraisal rights available to Israel Acquisitions shareholders in connection with the Extension Amendment Proposal.

Q.
How are the funds in the Trust Account currently being held?

A.
The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, it is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act.
To mitigate the risk of being deemed an investment company under the Investment Company Act, we may opt to liquidate the securities held in the Trust Account prior to the 24-month anniversary of the IPO Registration Statement, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its Trust Account in cash (i.e., in one or more bank accounts). For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.”
Q.
If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.
Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
Q.
If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.
No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.
If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.
No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.
If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Q.
What do I need to do now?

A.
You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.
How do I exercise my redemption rights?

A.
In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, Israel Acquisitions shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Israel Acquisitions to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated January 12, 2023, filed in connection with the IPO. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the terms of the Existing Charter).

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Israel Acquisitions redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5 p.m., Eastern Time, on January 4, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Israel Acquisitions’ transfer agent is listed under the question “Who can help answer my questions?” below. Israel Acquisitions requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.
A physical share certificate will not be needed if your shares are delivered to Israel Acquisitions’ transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Israel Acquisitions’ transfer agent will need to act to facilitate the request. It is Israel Acquisitions’ understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Israel Acquisitions does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Israel Acquisitions’ consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”
Israel Acquisitions shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are effected.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Q.
What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.
You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.
Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.
Israel Acquisitions will pay the cost of soliciting proxies for the Extraordinary General Meeting. Israel Acquisitions has engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. Israel Acquisitions will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Israel Acquisitions may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.
Who can help answer my questions?

A.
If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

Israel Acquisitions Corp
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
(800) 508-1531

You may also contact the proxy solicitor for Israel Acquisitions at:
Morrow Sodali
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: ISRL.info@investor.morrowsodali.com
To obtain timely delivery, Israel Acquisitions shareholders must request the materials no later than December 29, 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Israel Acquisitions from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5 p.m. Eastern Time on January 4, 2024 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Attn: SPAC Support
Email: SPACSUPPORT@equiniti.com

EXTRAORDINARY GENERAL MEETING OF ISRAEL ACQUISITIONS
This Proxy Statement is being provided to Israel Acquisitions shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Israel Acquisitions shareholders to be held on January 8, 2024 and at any adjournment or postponement thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This Proxy Statement is being first mailed on or about December 20, 2023 to all shareholders of record of Israel Acquisitions as of December 5, 2023, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.
Date, Time and Place of Extraordinary General Meeting
The Extraordinary General Meeting will be held at 12 p.m. Eastern Time on January 8, 2024 (or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned or postponed), at the offices of Reed Smith LLP located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201, and virtually via live webcast by visiting https://web.lumiagm.com/289958008, password: israel2024, and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.
Proposals at the Extraordinary General Meeting
At the Extraordinary General Meeting, Israel Acquisitions shareholders will consider and vote on the following proposals:
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Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend Israel Acquisitions’ Existing Charter by adopting Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to this Proxy Statement which reflects the extension of the date by which the Company must consummate a Business Combination up to 12 times from January 18, 2024, to January 18, 2025, with each extension comprised of one month (i.e., for a period of time ending up to 24 months after the consummation of its IPO) for a total of 12 months after the Termination Date (assuming a Business Combination has not occurred);

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Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal to amend the Trust Agreement to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Extended Date and depositing into the Trust Account the lesser of (i) $50,000 or (ii) $0.02 per Public Share multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension for each Extension until January 18, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination, in the form set forth in Annex B to the Proxy Statement; and

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Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment.

Voting Power; Record Date
As a shareholder of Israel Acquisitions, you have a right to vote on certain matters affecting Israel Acquisitions. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on December 5, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 19,929,167 issued and outstanding shares, of which 14,375,000 shares were held by holders of Public Shares and 4,791,667 Founder Shares were held by the initial shareholders and Mr. Aaron Greenberg.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum and Required Vote for Proposals for the Extraordinary General Meeting
The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of a majority of the then outstanding Ordinary Shares pursuant to the Trust Agreement. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter.
On the Record Date, the Sponsor, Mr. Aaron Greenberg, Israel Acquisitions’ directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,791,667 Founder Shares held by the Sponsor, Mr. Aaron Greenberg, and the officers and directors of Israel Acquisitions, representing approximately 24.04% of Israel Acquisitions’ issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 7,731,945 Public Shares or 53.79% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. To approve the Trust Agreement Amendment Proposal, assuming all outstanding Public Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.
It is possible that Israel Acquisitions will not be able to complete its initial Business Combination on or before the Termination Date (as may be extended pursuant to the terms of the Existing Charter), or by the last Extended Date, January 18, 2025 if the Extension Amendment Proposal and the Trust Agreement Amendment

Proposal are approved. If Israel Acquisitions fails to complete its initial Business Combination on or before the Termination Date (unless extended pursuant to the terms of the Existing Charter), or by the last Extended Date, January 18, 2025 if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Israel Acquisitions will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.
Voting Your Shares — Shareholders of Record
If you are an Israel Acquisitions shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.
Voting in Person.   If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Reed Smith LLP located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201.
Voting by Mail.   You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m. Eastern Time, on January 5, 2024.
Voting by Internet.   Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://web.lumiagm.com/289958008, password: israel2024, and entering the voter control number included on their proxy card.
Voting Your Shares — Beneficial Owners
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Israel Acquisitions. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials so as to receive the control number to vote at the Extraordinary General Meeting by December 29, 2023 (five (5) business days prior to the Extraordinary General Meeting).
You will receive a confirmation of your registration by email after Israel Acquisitions receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://web.lumiagm.com/289958008, password: israel2024, and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Israel Acquisitions encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.
Attending the Extraordinary General Meeting
The Extraordinary General Meeting will be held at 12 p.m. Eastern Time, on January 8, 2024 (or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned or postponed), at the offices of Reed Smith LLP, located at 2850 N. Harwood Street, Suite 1500, Dallas, Texas 75201 and virtually via live webcast at https://web.lumiagm.com/289958008, password: israel2024. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:
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you may send another proxy card with a later date;

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you may notify Israel Acquisitions’ Chief Executive Officer in writing to Israel Acquisitions Corp, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738, Attention: Ziv Elul before the Extraordinary General Meeting that you have revoked your proxy; or

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you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters
The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.
Who Can Answer Your Questions about Voting
If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, Israel Acquisitions’ proxy solicitor.
Redemption Rights
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Israel Acquisitions to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated January 12, 2023, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the terms of the Existing Charter).

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Israel Acquisitions redeem all or a portion of your Public Shares for cash; and
(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5 p.m., Eastern Time, on January 4, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Israel Acquisitions’ transfer agent is listed under the question “Who can help answer my questions?” below. Israel Acquisitions requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.
A physical share certificate will not be needed if your shares are delivered to Israel Acquisitions’ transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Israel Acquisitions’ transfer agent will need to act to facilitate the request. It is Israel Acquisitions’ understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Israel Acquisitions does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Israel Acquisitions’ consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”
Israel Acquisitions shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension and Extension Amendment are effected.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $153,437,533.86 as of the Record Date. Prior to their exercising redemption rights, Israel Acquisitions shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.
If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Israel Acquisitions, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the terms of the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of Israel Acquisitions’ warrants will expire worthless.
Appraisal Rights
There are no appraisal rights available to Israel Acquisitions shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.
Proxy Solicitation Costs
Israel Acquisitions is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. Israel Acquisitions has engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. Israel Acquisitions and its directors, officers and employees may also solicit proxies on the internet. Israel Acquisitions will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Israel Acquisitions will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. Israel Acquisitions will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to Israel Acquisitions shareholders. Directors, officers and employees of Israel Acquisitions who solicit proxies will not be paid any additional compensation for soliciting.
Interests of the Initial Shareholders
In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. Israel Acquisitions’ directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:
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If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the terms of the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Israel Acquisitions Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, Mr. Aaron Greenberg, and Israel Acquisitions’ directors and officers, which were acquired by the Sponsor for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.005 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $50,983,336.88 based upon the closing price of $10.64 per share on Nasdaq on the Record Date.

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Simultaneously with the closing of the IPO, the Company consummated the sale of 762,500 Private Placement Units at a price of $10.00 per Private Placement Unit in private placements to the Sponsor, BTIG, LLC, Exos Capital LLC, and JonesTrading Institutional Services LLC, respectively, generating total gross proceeds of $7,625,000. The Private Placement Units and Class A ordinary shares underlying the Private Placement Units will become worthless if Israel Acquisitions does not consummate a business combination by the Termination Date (unless extended pursuant to the terms of the Existing Charter) or such later date that may be approved by Israel Acquisitions shareholders.

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The Sponsor, Mr. Aaron Greenberg, and Israel Acquisitions’ directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $0.005 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if a Business Combination is completed, the Sponsor, Mr. Aaron Greenberg, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date (as may be extended pursuant to the terms of the Existing Charter), the Sponsor, officers and directors will lose their entire investment in us.

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With certain limited exceptions, none of the Founder Shares will be transferable, assignable, or salable by our founders until the earlier to occur of: (A) one year after the completion of our Business Combination and (B) subsequent to our Business Combination, (x) if the last reported sale price of our Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, consolidations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 180 days after our initial business combination or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property; and (ii) none of the Private Placement Units (and underlying securities) will be transferable, assignable, or salable until 30 days after the completion of our Business Combination.

The Sponsor owns Private Placement Units. If the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the securities underlying the Private Placement Units will be worthless.
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Pursuant to the terms of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment made, which amount will not be repaid in the event that the Company is unable to close a Business Combination unless there are funds available outside the Trust Account to do so. As a result, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and our Sponsor receives such promissory note(s) in exchange for any

Extension Payment(s), our Sponsor will not be repaid for the Extension Payment(s) if the Company liquidates without completing its Business Combination.
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Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.20 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

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The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with Israel Acquisitions but were not offered due to an Israel Acquisitions director’s duties to another entity. Israel Acquisitions does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and Israel Acquisitions consummates an initial Business Combination, the officers and directors of Israel Acquisitions may have additional interests as described in the Proxy Statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
Israel Acquisitions is a blank check company incorporated under the laws of the Cayman Islands on August 24, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. Israel Acquisitions has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
On January 18, 2023, Israel Acquisitions consummated its IPO of 14,375,000 Units, including 1,875,000 additional Units purchased pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A Ordinary Share, par value $0.0001 per share and one Public Warrant. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000.
Simultaneously with the closing of the IPO, the Company completed the sale of 762,500 Private Placement Units at a purchase price of $10.00 per Private Placement Unit in private placements to the Sponsor, BTIG, LLC, Exos Capital LLC, and JonesTrading Institutional Services LLC, respectively, generating total gross proceeds of $7,625,000
Israel Acquisitions incurred offering costs of approximately $8,642,960 (including deferred underwriting commissions of approximately $5,406,250) in connection with the IPO. Other incurred offering costs consisted principally of preparation fees related to the IPO.
Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.
On October 16, 2023, Israel Acquisitions signed a non-binding letter of intent for a potential Business Combination with the Target, as disclosed in the Current Report on Form 8-K filed with the SEC on October 17, 2023. As of the date of this Proxy Statement, discussions are ongoing between Israel Acquisitions and the Target. However, no assurances can be made that Israel Acquisitions and the Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.
Israel Acquisitions is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from January 18, 2024 up to 12 times for an additional one month each time up to January 18, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment by the day of such Extension. A copy of the proposed Third Amended and Restated Memorandum and Articles of Association of Israel Acquisitions is attached to this Proxy Statement as part of Annex A.
Reasons for the Extension Amendment Proposal
The Existing Charter currently provides that Israel Acquisitions has until the Termination Date to complete an initial Business Combination (unless extended pursuant to the terms of the Existing Charter). Israel Acquisitions and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless Israel Acquisitions provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of Israel Acquisitions to seek an extension of the Termination Date and have Israel Acquisitions shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination than would be permitted utilizing the Funded Extension Periods. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination, including any permitted extensions thereof, will not provide sufficient time to complete a Business Combination and that it would be in the best interests of Israel Acquisitions’ shareholders for the Sponsor to be able to more effectively utilize its working capital towards optimizing its efforts for a successful business combination for Israel Acquisitions, which would be enabled by the flexibility provided for by the Extension Amendment as compared to the extension periods currently permitted under the Existing Charter. Given Israel Acquisitions’ commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders additional time and opportunity to consider a prospective Business Combination in a more efficient and cost-effective manner as we expect the terms of the Extension Amendment Proposal and Trust Agreement Amendment Proposal would enable. However, even if the Extension Amendment Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that Israel Acquisitions will be able to consummate a Business Combination by the last Extended Date, January 18, 2025, given the actions that must occur prior to closing of a Business Combination.
Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the two (2) additional Funded Extension Periods to consummate the Business Combination, the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, may, at their request, and by resolution of the Board, deposit into the Trust Account an additional $0.10 per unit (for an aggregate of $1,437,500) for each Funded Extension Period.
If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of 12 additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Extended Date, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Extended Date the lesser of (i) $50,000 or (ii) $0.02 per Public Share multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Extended Date of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Extended Date. In addition, we intend to issue a press release the day after the applicable Extended Date announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to $100,000 of interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.
The Extension Amendment Proposal is essential to allowing Israel Acquisitions additional time to consummate a Business Combination than would be permitted utilizing the Funded Extension Periods in the event a Business Combination is for any reason not completed on or before the Termination Date (even as the Termination Date may be extended pursuant to the Existing Charter). Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the Existing Charter).

If the Extension Amendment Proposal is Not Approved
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date (unless extended pursuant to the Existing Charter), or such later date that may be approved by Israel Acquisitions shareholders, Israel Acquisitions will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The initial shareholders and Mr. Aaron Greenberg have waived their rights to participate in any liquidation distribution with respect to the 4,791,667 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Israel Acquisitions’ warrants, which will expire worthless in the event Israel Acquisitions dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and Israel Acquisitions will proceed to file the Third Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Company’s Third Amended and Restated Memorandum and Articles of Association gives the Company the right to extend the Combination Period from January 18, 2024, up to twelve times for an additional one month each time up to January 18, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its IPO). Israel Acquisitions will then continue to attempt to consummate a Business Combination until the last Extended Date, January 18, 2025. Israel Acquisitions will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time.
You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, January 18, 2025. If Israel Acquisitions enters into a definitive agreement with a target to consummate a Business Combination, the vote by Israel Acquisitions shareholders to approve such Business Combination will occur at a separate meeting of Israel Acquisitions shareholders, to be held at a later date, and the solicitation of proxies from Israel Acquisitions shareholders in connection with such separate meeting, and the related right of Israel Acquisitions shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.
Redemption Rights
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the Existing Charter).
Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
Please see the section titled “Extraordinary General Meeting — Redemption Rights” for more information on how to exercise your redemption rights.
Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights
The following is a discussion of material U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have all or portion of their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to U.S. Holders who hold their Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
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the Sponsor (or its affiliates) or our directors and officers;

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banks, financial institutions or financial services entities;

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brokers, dealers or traders in securities;

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taxpayers that are subject to the mark-to-market method of accounting;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

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persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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persons whose functional currency is not the U.S. dollar;

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controlled foreign corporations;

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passive foreign investment companies; or

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persons who are not U.S. Holders.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.
EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:
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a citizen or individual resident of the United States;

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a corporation (or other entity that is treated as a corporation) that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate whose income is subject to U.S. federal income tax regardless of its source; or

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a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares
Subject to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder’s that exercises its redemption rights to receive cash in exchange for all or a portion its Public Shares will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
Subject to the PFIC considerations discussed below under “— PFIC Considerations,” if the redemption qualifies as a sale of Public Shares, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the cash received upon the redemption and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Such capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares redeemed exceeds one year at the time of the redemption. Under current tax law, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (i.e., Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder,

(ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only Public Shares or other Ordinary Shares actually owned by such U.S. Holder, but also any of our Public Shares or other Ordinary Shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Public Shares or other Ordinary Shares owned directly, Public or other Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Public Shares or other Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of our warrants.
The redemption of Public Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of our outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Ordinary Shares owned by certain family members and such U.S. Holder does not constructively own any other Ordinary Shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to the PFIC considerations discussed below under “— PFIC Considerations,” any such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations, and assuming we are a PFIC (as discussed below under “— PFIC Considerations”), such dividends will be taxable to an individual U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the redeeming U.S. Holder’s adjusted tax basis in its Public Share, and any remaining excess will be treated as gain realized on the sale or other disposition of its Public Shares. After the application of such rules, any remaining tax basis of the redeeming U.S. Holder in the redeemed Public Shares will be added to the redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other Ordinary Shares constructively owned by it.
As these rules are complex, U.S. Holders should consult their tax advisors as to the tax consequences of a redemption.
PFIC Considerations
A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test since our first taxable year, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a redeeming U.S. Holder and the redeeming U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Ordinary Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:
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any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption if the redemption is treated as a sale under the rules discussed above under the heading “— Redemption of Public Shares”; and

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any “excess distribution” made to the redeeming U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Public Shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above under the heading “— Redemption of Public Shares”.

Under the Default PFIC Regime:
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the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

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the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

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an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.
On the Record Date, the Sponsor, Mr. Aaron Greenberg, Israel Acquisitions’ directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,791,667 Founder Shares held by the Sponsor, Mr. Aaron Greenberg, and the officers and directors of Israel Acquisitions, representing approximately 24.04% of Israel Acquisitions’ issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 7,731,945 Public Shares or 53.79% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.
Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Israel Acquisitions may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date (unless extended pursuant to the Existing Charter).
Full Text of Resolution
“It is resolved as a special resolution, to amend Israel Acquisitions’ Second Amended and Restated Memorandum and Articles of Association, dated as of November 17, 2022 (the “Existing Charter”) by adopting Israel Acquisitions’ Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to 12 times from January 18, 2024 (the “Termination Date”) to January 18, 2025, with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of 12 months after the Termination Date (assuming an initial business combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT ISRAEL ACQUISITIONS SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.
Our Board expresses no opinion as to whether you should redeem your Public Shares.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Israel Acquisitions — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL
Overview
The proposed Trust Agreement Amendment would amend our existing Trust Agreement to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date up to January 18, 2025, by providing five days’ advance notice to the Trustee prior to the applicable Extended Date. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Consequences if the Trust Agreement Amendment Proposal is Not Approved
If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Termination Date (unless extended pursuant to the Existing Charter), Israel Acquisitions (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Vote Required for Approval
Subject to the foregoing, pursuant to the Trust Agreement, the affirmative vote of a majority of the Company’s outstanding Ordinary Shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal. If all outstanding Public Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.
The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, Israel Acquisitions may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.
Full Text of Resolution
“It is resolved that certain Investment Management Trust Agreement, dated as of January 12, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), be amended to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Extended Date and depositing into the trust account (the “Trust Account”) the lesser of (i) $50,000 or (ii) $0.02 per Class A ordinary share, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date by the date of such Extension (the “Extension Payment”) until January 18, 2025 (assuming an initial business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of an initial business combination (the “Trust Agreement Amendment Proposal”), in the form set forth in Annex B to the Proxy Statement.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT ISRAEL ACQUISITIONS SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE TRUST AGREEMENT AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Israel Acquisitions — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and Extension Amendment. The Adjournment Proposal will only be presented to Israel Acquisitions shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or in the event that the Board determines that additional time is necessary to effectuate the Extension and Extension Amendment.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Israel Acquisitions shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment or postponement thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
On the Record Date, the Sponsor, Mr. Aaron Greenberg, Israel Acquisitions’ directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,791,667 Founder Shares held by the Sponsor, Mr. Aaron Greenberg, and the officers and directors of Israel Acquisitions, representing approximately 24.04% of Israel Acquisitions’ issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 4,410,417 Public Shares or 30.68% of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.
Full Text of Resolution
“It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).”
Recommendation of the Board
THE BOARD RECOMMENDS THAT ISRAEL ACQUISITIONS SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Israel Acquisitions — Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 17, 2023, our Quarterly Report on Form 10-Q for the quarters ended March 31, 2023, as filed with the SEC on May 15, 2023, June 30, 2023, as filed with the SEC on August 14, 2023, and September 30, 2023, as filed with the SEC on November 13, 2023, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension Amendment and Extensions will enable us to complete an initial Business Combination.
Approving the Extension Amendment and Extension involves a number of risks. Even if the Extension Amendment and Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, January 18, 2025. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived, the Company expects to continue to seek an initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may make it more difficult to complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete a Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination and our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine, in our discretion, to liquidate the securities held in the Trust Account prior to the 18-month anniversary if we have not entered into an agreement with a target company for a Business Combination prior to that time, or may determine in our discretion to otherwise due so prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine we may abandon our efforts to consummate a Business Combination and instead liquidate the Company. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares, rights, and warrants following such a transaction, and our warrants would expire and become worthless.
We may not be able to complete our initial Business Combination with a foreign target if such initial Business Combination becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations, or is ultimately prohibited.
We and the Sponsor have substantial ties with non-U.S. persons. We may therefore be considered a “foreign person” under regulations administered by Committee on Foreign Investment in the United States (“CFIUS”) and could continue to be considered as such in the future so long as the Sponsor or other non-U.S. persons have the ability to exercise control over us for purposes of CFIUS’s regulations. While we are primarily targeting business combinations with Israeli technology companies and have signed a non-binding letter of intent for a potential Business Combination with the Target, which is a company domiciled in Israel, we are permitted to enter into business combinations with other companies, including U.S. businesses. As such, an initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our initial Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with our initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing our initial business combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries, or in businesses relating to a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.
As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.67 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Israel Acquisitions’ Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Israel Acquisitions’ Ordinary Shares, by:
•
each person known by Israel Acquisitions to be the beneficial owner of more than 5% of Israel Acquisitions’ outstanding Ordinary Shares;

•
each of Israel Acquisitions’ executive officers and directors that beneficially owns Ordinary Shares; and

•
all Israel Acquisitions’ executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 19,929,167 outstanding Ordinary Shares (including 15,137,500 Class A Ordinary Shares and 4,791,667 Founder Shares) issued and outstanding as of the Record Date.
Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class.
Unless otherwise indicated, Israel Acquisitions believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Percentage of Outstanding Ordinary Shares
Directors and Named Executive Officers
Ziv Elul(3)	—	—%	—	—%	—%
Sharon Barzik Cohen(3)	—	—	—	—	—
Izhar Shay(3)	—	—	—	—	—
Candice Beaumont(3)	—	—	—	—	—
Peter Cohen(3)	—	—	—	—	—
Roy Zisapel(3)	—	—	—	—	—
Daniel S. Recanati(3)	—	—	—	—	—
All officers and directors as a group (7 individuals)	—	—	—	—	—
5% or Greater Shareholders
Israel Acquisitions Sponsor LLC(4)	637,500	3.2%	4,696,167	98.0%	23.6%
Charles Ecalle(4)	637,500	3.2%	4,696,167	98.0%	23.6%
Alexander Greystoke(4)	637,500	3.2%	4,696,167	98.0%	23.6%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our shareholders is c/o Israel Acquisitions Corp, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738.

(2)
Interests shown consist solely of Founder Shares. Such Founder Shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)
Does not include any shares held by our Sponsor, of which each of our officers and directors is a member. This individual has an indirect economic interest in securities owned by our Sponsor.

(4)
Our Sponsor is the record holder of such securities. Charles Ecalle and Alexander Greystoke are the managers of our Sponsor and share voting and investment discretion with respect to the securities held by our Sponsor and as such may be deemed to have shared beneficial ownership of the securities held directly by our Sponsor. Each of Mr. Ecalle and Mr. Greystoke disclaims beneficial ownership of any securities held by our Sponsor other than to the extent of their respective pecuniary interests therein, directly or indirectly. The 637,500 Class A Ordinary Shares are those shares underlying the 637,500 Private Placement Units held by the Sponsor; these securities are not exercisable within 60 days of this Proxy Statement. The Sponsor transferred 95,500 Founder Shares to Mr. Aaron Greenberg for $9.55 pursuant to that certain Securities Assignment Agreement, effective as of May 7, 2023.

HOUSEHOLDING INFORMATION
Unless Israel Acquisitions has received contrary instructions, Israel Acquisitions may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if Israel Acquisitions believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Israel Acquisitions’ expenses. However, if shareholders prefer to receive multiple sets of Israel Acquisitions’ disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Israel Acquisitions’ disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact Israel Acquisitions at the following address:

Israel Acquisitions Corp
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
(800) 508-1531
•
if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Israel Acquisitions files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. Israel Acquisitions’ public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Israel Acquisitions’ filings with the SEC (excluding exhibits) at no cost by contacting Israel Acquisitions at the address and/or telephone number below.
If you would like additional copies of this Proxy Statement or Israel Acquisitions’ other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Israel Acquisitions at the following address:
Israel Acquisitions Corp
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
(800) 508-1531
You may also obtain additional copies of this Proxy Statement by requesting them in writing from Israel Acquisitions’ proxy solicitation agent at the following address and e-mail address:
Morrow Sodali
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: ISRL.info@investor.morrowsodali.com
You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.
If you are an Israel Acquisitions shareholder and would like to request documents, please do so by December 29, 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Israel Acquisitions, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A
THE COMPANIES ACT (2023 REVISION) OF THE
CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
THIRD AMENDED AND RESTATED MEMORANDUM &
ARTICLES
OF ASSOCIATION OF
ISRAEL ACQUISITIONS CORP
(ADOPTED BY SPECIAL RESOLUTIONS DATED [•] 2023)
Kensington House
69 Dr. Roy’s Drive
P.O. Box 2510
George Town Grand Cayman KY1-1104
CAYMAN ISLANDS

THE COMPANIES ACT (2023 REVISION) OF THE
CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
THIRD AMENDED AND RESTATED MEMORANDUM
OF ASSOCIATION OF
ISRAEL ACQUISITIONS CORP
(the “Company”)
(ADOPTED BY SPECIAL RESOLUTIONS DATED [•] 2023)
1.
The name of the Company is Israel Acquisitions Corp

2.
The registered office of the Company shall be at the offices of c/o Stuarts Corporate Services Ltd., P.O. Box 2510, Kensington House, 69 Dr Roy’s Drive, Grand Cayman KY1-1104, CAYMAN ISLANDS, or at such other place as the directors of the Company may, from time to time, decide.

3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by section 7(4) of the Companies Act (2023 Revision), or any other law of the Cayman Islands.

4.
The Company shall have and be capable of exercising all the functions of a natural person of full capacity or body corporate in doing in any part of the world whether as principal, agent, contractor or otherwise whatever may be considered by it necessary for the attainment of its objects and whatever else may be considered by it as incidental or conducive thereto or consequential thereon, irrespective of any question of corporate benefit as provided by section 27(2) of the Companies Act (2023 Revision) including the power to make any alterations or amendments to its Memorandum and Articles of Association in the manner set out in its Articles of Association and including, but not limited to, the power to pay all expenses of and incidental to the promotion, formation and incorporation of the Company; to register the Company and do business in any other jurisdiction; to sell, lease or dispose of any property of the Company; to draw, make, accept, endorse, discount, execute and issue promissory notes, debentures, bills of exchange, bills of lading, warrants and other negotiable or transferable instruments; to lend money on the security of the undertaking or on all or any of the assets of the Company including uncalled capital or without security; to invest moneys of the Company in such manner as the directors of the Company determine; to promote other companies; to sell the undertaking of the Company for cash or any other consideration; to distribute assets in specie to members of the Company; to make charitable or benevolent donations; to pay pensions or gratuities or provide other benefits in cash or kind to directors, officers and/or employees of the Company, past or present and their families; to purchase directors’ and officers’ liability insurance and to carry on any trade or business and generally to do all acts and things which in the opinion of the Company or the directors of the Company may be conveniently or profitably or usefully acquired and dealt with, carried on, executed or done by the Company in connection with the business aforesaid PROVIDED THAT the Company shall only carry on the businesses for which a licence is required under the laws of the Cayman Islands when so licensed under the terms of such laws.

5.
The liability of each member of the Company is limited to the amount, if any, unpaid on the shares held by such member.

A-i

6.
The authorised share capital of the Company is US$22,200 divided into 200,000,000 Class A ordinary shares of a nominal or par value of US$0.0001 each, 20,000,000 class B ordinary shares of a nominal or par value of US$0.0001 each and 2,000,000 preferred shares of a nominal or par value of US$0.0001 each. Subject to the provisions of the Companies Act (2023 Revision) and the Articles of Association of the Company, the Company shall have the power to redeem or purchase any of its shares and to increase, reduce, sub-divide or consolidate the share capital and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

7.
If the Company is registered as exempted, its operations shall be carried on subject to section 174 of the Companies Act (2023 Revision). The Company may effect and conclude contracts in the Cayman Islands, and exercise in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands but shall not otherwise trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands.

8.
Subject to the provisions of the Companies Act (2023 Revision) and the Articles of Association, the Company may exercise the power contained in section 206 of the Companies Act (2023 Revision) to deregister in the Cayman Islands and register by way of continuation under the laws of any jurisdiction outside the Cayman Islands.

A-ii

A-iii

A-iv

THE COMPANIES ACT (2023 REVISION) OF THE
CAYMAN ISLANDS
COMPANY LIMITED BY SHARES THIRD AMENDED
AND RESTATED ARTICLES OF ASSOCIATION
OF
ISRAEL ACQUISITIONS CORP
(the “Company”)
(ADOPTED BY SPECIAL RESOLUTIONS DATED [•] 2023)
TABLE A
1.
Table ‘A’ in the First Schedule of the Companies Act (2023 Revision) shall not apply to this Company and the following shall comprise the Articles of Association of the Company:

INTERPRETATION
2.
In these Articles save where the context otherwise requires:

“AEOI Laws” means the Tax Information Authority Law (as amended) and any regulations made from time to time thereunder, and/or any existing or future legislation applicable to the Company enacted by any jurisdiction that provides for the exchange of information regarding direct or indirect holders of shares from time to time including, without limitation, FATCA and CRS;
“Articles” or “Articles of Association” means these articles of association as originally adopted or as, from time to time, altered by Special Resolution;
“Branch Register” means any branch Register of Members of such category or categories of Members as the Company may from time to time determine;
“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Fund (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Fund) at the time of the agreement to enter into such Business Combination; and (b) must not be effectuated with another blank check company or a similar company with nominal operations;
“certificate” or “share certificate” means a share certificate of the Company;
“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company;
“Class A Shares” means the Class A ordinary Shares in the capital of the Company of US$0.0001 nominal or par value designated as Class A Shares, and having the rights provided for in these Articles;
“Class B Shares” means the Class B ordinary Shares in the capital of the Company of US$0.0001 nominal or par value designated as Class B Shares, and having the rights provided for in these Articles;
“Companies Act” means the Companies Act (2023 Revision) of the Cayman Islands and any statutory amendment or re-enactment thereof. Where any provision of the Companies Act is referred to, the reference is to that provision as amended by any law for the time being in force;
“Company” means the above-named company;

“Completion Window” means the period of time commencing on, and including the closing date of the Offering, and ending on the date that is 12 months after such closing date of the Offering, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 12 months of the closing of the Offering, the Company may, by Ordinary Resolution of the Directors (and which for the avoidance of doubt does not require Shareholder approval), at the request of the Sponsor, extend the period of time to consummate a Business Combination up to twelve times, each for an additional one month period (each such period a “Funded Extension Period”) (for a total of up to 12 months), provided that the Investor Group deposit into the trust account: (i) with respect to a single Funded Extension Period, an additional US$0.10 per unit (for an aggregate of US$1,250,000, or US$1,437,500 if the underwriters’ over-allotment option is exercised in full) (an “Extension Payment”), and (ii) with respect to two consecutive Funded Extension Periods, an Extension Payment prior to each Funded Extension Period, or US$0.20 per unit in the aggregate (for an aggregate of US$2,500,000, or US$2,875,000 if the underwriters’ over-allotment option is exercised in full), upon five (5) days advance notice prior to the applicable deadline pursuant to these Articles and the trust agreement to be entered into between the Company and American Stock Transfer & Trust Company; “Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are traded, including, but not limited to, The NASDAQ Stock Market LLC, the NYSE MKT LLC, the New York Stock Exchange LLC or any over the counter (OTC) Market;
“CRS” means one of the following, as the context requires:
(i)
the Common Reporting Standard, being the standard for automatic exchange of financial account information developed by the Organisation for Economic Co-operation and Development (“OECD”) as amended from time to time by the OECD; and

(ii)
any legislation, regulations or guidance in the Cayman Islands that give effect to the matters outlined in the preceding paragraph of this definition;

“debenture” means debenture stock, mortgages, bonds and any other such securities of the Company whether constituting a charge on the assets of the Company or not;
“Directors” and “Board of Directors” means the directors of the Company for the time being or, as the case may be, the directors assembled as a board or as a committee thereof and “Director” means any one of the Directors;
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time;
“FATCA” means one of the following, as the context requires:
(i)
sections 1471 to 1474 of the US Internal Revenue Code of 1986 and any associated legislation, regulations or guidance, or similar legislation, regulations or guidance enacted in any jurisdiction which seeks to implement similar tax reporting and/or withholding tax regimes;

(ii)
any intergovernmental agreement, treaty, regulation, guidance or any other agreement between the Cayman Islands (or any Cayman Islands government body) and the United States, the United Kingdom or any other jurisdiction (including any government bodies in such jurisdiction), entered into in order to comply with, facilitate, supplement or implement the legislation, regulations or guidance described in paragraph (i) of this definition; and

(iii)
any legislation, regulations or guidance in the Cayman Islands that give effect to the matters outlined in the preceding paragraphs of this definition;

“Extraordinary Resolution” means a resolution passed by a majority of at least 90% of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company;
“Investment Account” shall have the meaning ascribed to it in Article 174;

“Investor Group” means the Sponsor, Israel Acquisitions Sponsor LLC, (an exempted limited liability company incorporated under the laws of the Cayman Islands) and their respective affiliates, and the respective successors and assigns of the foregoing;
“IPO” or “Offering” means the Company’s initial public offering of securities;
“Members” or “Shareholders” means those persons who have agreed to become members of the Company and whose names have been entered in the Register of Members and includes each subscriber of the Memorandum and “Member” or “Shareholder” respectively means any one of them;
“Memorandum of Association” means the memorandum of association of the Company, as amended and re-stated from time to time;
“month” means calendar month;
“Offering Shares” means the Class A Shares sold in the Offering, whether such Class A Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Sponsor;
“Office” means the registered office of the Company as required by the Companies Act;
“Officer and Director Related Person” has the meaning ascribed to it in Article 204;
“Officer and Director Related Entities” has the meaning ascribed to it in Article 204;
“Officers” means the officers for the time being and from time to time of the Company;
“Ordinary Shares” means the Class A Shares and the Class B Shares;
“Ordinary Resolution” means a resolution:
(i)
passed by a simple majority of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(ii)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments if more than one, is executed;

“paid up” means paid up as to the par value and any premium payable in respect of the issue of any shares and includes credited as paid up;
“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands;
“Preferred Shares” means the Preferred Shares in the capital of the Company of US$0.0001 nominal or par value designated as Preferred Shares, and having the rights provided for in these Articles;
“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register of Members maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register;
“Proxy Solicitation Rules” has the meaning ascribed to it in Article 25;
“Public Shareholders” means the holders of the Offering Shares;
“Redemption Price” has the meaning ascribed to it in Article 24;

“Redemption Rights” has the meaning ascribed to it in Article 24;
“Registered Office” means the registered office for the time being of the Company;
“Register of Members” means the register of members to be kept by the Company in accordance with section 40 of the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act;
“Registration Statement” means the Company’s registration statement on Form S-1, as filed with the SEC in connection with the IPO, as may be modified or superseded from time to time;
“Seal” means the common seal of the Company (if adopted) including any facsimile thereof;
“SEC” means the United States Securities and Exchange Commission;
“Series” means a series of a Class as may from time to time be issued by the Company;
“shares” means shares in the capital of the Company, including a fraction of any of them and “share” means any one of them;
“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act;
“signed” includes a signature or representation of a signature affixed by mechanical means;
“Special Resolution” means a resolution passed in accordance with section 60 of the Companies Act, being a resolution:
(i)
passed by a majority of not less than two-thirds (provided, however that in respect to any special resolution to amend either of Articles 121 or 199 of these Articles, at least 90% of the votes cast at a meeting of the Ordinary Shares) of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(ii)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments if more than one, is executed;

“Sponsor” means Israel Acquisitions Sponsor LLC, a Delaware limited liability company;
“Tender Offer Rules” has the meaning ascribed to it in Article 25;
“Treasury Shares” means shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled;
“Trust Fund” means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the gross proceeds of the IPO, together with certain of the proceeds of a private placement of shares and warrants simultaneously with the closing date of the IPO, will be deposited; and
“written” and “in writing” includes all modes of representing or reproducing words in visible form.
3.
In these Articles save where the context otherwise requires:

3.1
words importing the singular number shall include the plural number and vice versa;

3.2
words importing the masculine gender only shall include the feminine gender;

3.3
words importing persons only shall include companies or associations or bodies of persons, whether corporate or not;

3.4
“may” shall be construed as permissive and “shall” shall be construed as imperative;

3.5
a reference to a dollar or dollars (or $ or USD) and to a cent or cents (or c) is a reference to dollars and cents of the United States of America; and

3.6
references to a statutory enactment shall include reference to any amendment or re- enactment thereof for the time being in force.

4.
Subject to the two preceding Articles, any expressions defined in the Companies Act shall, if not inconsistent with the subject or context of these Articles, bear the same meaning in these Articles.

COMMENCEMENT OF BUSINESS
5.
The business of the Company may be commenced as soon after incorporation as the Directors see fit, notwithstanding that part only of the shares may have been allotted or issued.

REGISTERED OFFICE
6.
The Registered Office of the Company shall be at such place in the Cayman Islands as the Directors shall from time to time resolve by resolution. The Company may also establish and maintain such other offices and places of business and agencies outside the Cayman Islands as the Directors decide.

REGISTER OF MEMBERS
7.
The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

8.
The Company shall maintain or cause to be maintained a Register of Members in accordance with the Companies Act at the Registered Office or such other place as determined by the Directors. The Company may maintain, or cause to be maintained, one or more Branch Registers as well as the Principal Register in accordance with the Companies Act, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act and the rules or requirements of any Designated Stock Exchange.

SHARE CERTIFICATES
9.
Every Member shall, without payment, be entitled to a share certificate in such form as determined by the Directors.

10.
Share certificates shall be signed by a Director of the Company and shall be numbered consecutively or otherwise identified and shall specify the number of shares held by the Member and the amount paid up thereon.

11.
In respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate and delivery of a certificate for a share or shares to one of several joint holders shall be sufficient delivery to all joint holders.

12.
If a share certificate is defaced, lost or destroyed it may be renewed on payment of such fee, if any, not exceeding $100 and on such terms, if any, as to evidence and indemnity as the Directors think fit.

ISSUE OF SHARES
13.
Subject to the provisions, if any, in that behalf of the Memorandum of Association or these Articles and the rules of the Designated Stock Exchange and/or any competent regulatory authority, and to any direction that may be given by the Company in general meeting and without prejudice to any special rights previously conferred on the holders of existing shares, all unissued shares in the capital of the Company shall be under the control of the Directors, and the Directors may issue, allot, grant options over, re-designate or dispose of such unissued shares (including fractions of a share) with or without preferred, deferred or other special rights or such restrictions whether in regard to dividend, voting, return of capital or otherwise and in such manner, to such persons and on such terms as the Directors in their absolute discretion think fit.
14.
The Company shall not issue shares in bearer form.

ORDINARY SHARES
15.
The holders of all Ordinary Shares shall be:

15.1
entitled to dividends in accordance with the relevant provisions of these Articles

15.2
entitled to the rights on a winding up of the Company in accordance with the relevant provisions of these Articles;

15.3
entitled to receive notice of and attend general meetings of the Company and shall, except as otherwise expressly provided herein, be entitled to one vote for each Ordinary Share registered in the name of such holder in the Register of Members; an

15.4
except as otherwise specified in these Articles or required by law or Designated Stock Exchange rule, the holders of the Class A Shares and Class B Shares on an as converted basis shall vote as a single class.

FOUNDER SHARES CONVERSION AND ANTI-DILUTION RIGHTS
16.
At the time of the consummation of the Company’s initial Business Combination, the issued and outstanding Class B Shares shall automatically be converted into such number of Class A Shares as is equal to 25% of the sum of:

16.1
The total number of Ordinary Shares issued and outstanding upon the completion of this Offering (excluding the private placement shares), plus

16.2
the total number of Class A Shares issued or deemed issued, or issuable upon the conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding (x) any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, deemed issued or to be issued, to any seller in the initial Business Combination and (y) any private placement warrants issued to the Sponsor its affiliates or any member of the management team of the Company upon conversion of working capital loans.

17.
Holders of Class B Shares may also elect to convert their Class B Shares into an equal number of Class A Shares, subject to adjustment as provided herein, at any time. Notwithstanding anything to the contrary contained herein, in no event shall the Class B Shares convert into Class A Shares at a ratio that is less than one-for-one.

18.
Notwithstanding anything to the contrary contained herein, the inclusion of shares as to any particular issuance or deemed issuance of Class A Shares or equity-linked securities in the calculation of the conversion ratio in Article 16.2 may be waived by the written consent or agreement of holders of a majority of the Class B Shares then outstanding consenting or agreeing separately as a single class.

19.
The foregoing conversion ratio in respect of Class B Shares set out in Article 16 shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, share dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse share split, exchange, reclassification, reorganization, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding Class A Shares into a greater or lesser number of shares occurring after the original filing of these Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding Class B Shares.

20.
References in Articles 16 to Article 22 to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such

Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.
21.
Each Class B Share shall convert into its pro rata number of Class A Shares as set forth in this Article 21. The pro rata share for each holder of Class B Shares will be determined as follows: Each Class B Ordinary Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the issued and outstanding Class B Shares shall be converted, determined in accordance with this Article 21 and the denominator of which shall be the total number of issued and outstanding Class B Shares at the time of conversion.

22.
The Directors may effect such conversion in any manner available under applicable law, including redeeming or repurchasing the relevant Class B Shares and applying the proceeds thereof towards payment for the new Class A Shares. For purposes of the repurchase or redemption, the Directors may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s share premium account or out of its capital.

BUSINESS COMBINATION REQUIREMENTS
23.
The provisions of Articles 23 to 35 shall apply during the period commencing upon the date of the adoption of these Articles and terminating upon the first to occur of the Company’s initial Business Combination and the distribution of the Trust Fund pursuant to Article 26. In the event of a conflict between the Articles under this heading “Business Combination Requirements” and any other Articles, the provisions of the Articles under this heading “Business Combination Requirements” shall prevail. Immediately after the Offering, a certain amount of the gross proceeds of the IPO, together with certain of the proceeds of a private placement of units simultaneously with the closing date of the IPO and certain other amounts specified in the Registration Statement shall be deposited in the Trust Fund established for the benefit of Public Shareholders pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest earned on the funds held in the Trust Fund that may be released to the Company to pay its tax obligations (which shall not include excise taxes), if any, or any certain dissolution expenses, none of the monies held in the Trust Fund (including the interest earned on the monies held in the Trust Fund) will be released from the Trust Fund until the earliest of (i) the completion of the Company’s initial Business Combination (including the release of funds to pay any amounts due to any Public Shareholder who properly exercise their redemption rights in connection therewith), (ii) the redemption of Shares in connection with a vote seeking to (A) amend any provisions of these Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company has not consummated its initial Business Combination within the Completion Window or (B) amend any other material provisions of these Articles relating to Shareholders’ rights or pre-initial Business Combination activity and (iii) the redemption of 100% of the Offering Shares if the Company is unable to complete its initial Business Combination within the Completion Window.

24.
Upon completion of the initial Business Combination, the Company shall provide all Public Shareholders with the opportunity to have their Offering Shares redeemed (such rights of such holders to have their Offering Shares redeemed being the “Redemption Rights”) pursuant to, and subject to the limitations of, Articles 25 and 26 hereof for cash equal to the applicable redemption price per share determined in accordance with Article 25 (the “Redemption Price”); provided, however, that the Company will not redeem Offering Shares if it would cause (after such redemption), the net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), of the Company, or of any entity that succeeds the Company as a public company, to less than $5,000,001 upon consummation of the initial Business Combination or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination. If the initial Business Combination is not consummated, any shares submitted for redemption shall be returned to the respective owner and shall remain outstanding.
25.
If the Company offers to redeem the Offering Shares other than in conjunction with a shareholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act and filing proxy materials with the SEC, the Company shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, such redemption to be effected in accordance with the provisions of Article 24 pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E under the Exchange Act (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A under the Exchange Act (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a Shareholder vote is required to approve the proposed initial Business Combination, or the Company decides to submit the proposed initial Business Combination to the Public Shareholders for their approval, the Company shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Article 22 hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Article 24. In the event that the Company offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Ordinary Shares payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Fund as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Company to pay its tax obligations, by (ii) the total number of then outstanding Offering Shares. If the Company offers to redeem the Offering Shares in conjunction with a Shareholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, (A) the Redemption Price per share of the Ordinary Shares payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Fund as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Company to pay its tax obligations, by (b) the total number of then outstanding Offering Shares, and (B) unless extended by the Company in its sole discretion, holders of Offering Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case no later than two business days prior to the initially scheduled vote on the initial Business Combination. If the initial Business Combination is not consummated, any shares submitted for redemption shall be returned to the respective owner and shall remain outstanding.

26.
If the Company offers to redeem the Offering Shares in conjunction with a Shareholder vote on an initial Business Combination pursuant to a proxy solicitation which, for the avoidance of doubt, only applies where the Company does not conduct a redemption in connection with the Initial Business Combination pursuant to the Tender Offer Rules, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), shall be restricted from seeking redemption rights with respect to more than in aggregate 15% of the Offering Shares, without the prior consent of the Company. In the event that the Company has not consummated an initial Business Combination within the Completion Window, the Company shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Company to pay its tax obligations (less up to US$100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining Shareholders and the Directors, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.
27.
If the Company offers to redeem the Offering Shares in conjunction with a Shareholder vote on an initial Business Combination, the Company shall consummate the proposed initial Business Combination only if it is approved by the affirmative vote of the holders of a majority of the Shares that are voted, or such higher threshold as may be required by the Companies Act.

28.
If the Company conducts a tender offer pursuant to Article 25 the Company shall consummate the proposed initial Business Combination only if the redemption of Public Shares does not cause the Company’s net tangible assets to be less than $5,000,001.

29.
A Class A Shareholder shall be entitled to receive funds from the Trust Fund only as provided in Articles 24, 25, 26 and/or 33 of these Articles. In no other circumstances shall a Class A Shareholder have any right or interest of any kind in or to distributions from the Trust Fund, and no Shareholder other than a Class A Shareholder shall have any interest in or to the Trust Fund.

30.
Each Shareholder that does not exercise its Redemption Rights shall retain its Shares in the Company and shall be deemed to have given its consent to the release of the remaining funds in the Trust Fund to the Company, and following payment to any Public Shareholders exercising their Redemption Rights, the remaining funds in the Trust Fund shall be released to the Company.

31.
The exercise by a Shareholder of its Redemption Rights shall be conditioned on such Shareholder following the specific procedures for redemptions set forth by the Company in any applicable tender offer or proxy materials sent to the Public Shareholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

32.
If any amendment is made to Article 27 that would affect the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company has not consummated an initial Business Combination within the Completion Window, or any amendment is made with respect to any other material provisions of these Articles relating to Public Shareholders’ rights or pre-initial Business Combination activity, the Public Shareholders shall be provided with the opportunity to redeem their Offering Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Company to pay its tax obligations, divided by the number of then outstanding Offering Shares. The Company will not redeem Offering Shares if this would cause its net tangible assets to be less than $5,000,001. If the amendment is not consummated, any shares submitted for redemption shall be returned to the respective owner and shall remain outstanding.

33.
So long as the Company’s Class A Shares are listed on NASDAQ Stock Market LLC, the Company’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the value of the net assets held in the Trust Fund (excluding the deferred underwriting discounts and commissions and amounts previously disbursed for tax obligations) at the time of the agreement to enter into the initial Business Combination and, in addition to any other approval required by these Articles, must be approved by a majority of the Company’s Independent Directors (as defined in in the prospectus relating to the IPO).

34.
The Company may enter into a Business Combination with a target business that is affiliated with the Sponsor, the Directors or executive officers of the Company. In the event the Company seeks to complete an initial Business Combination with a target that is affiliated with the Sponsor, executive officers or Directors, the Company, or a committee of independent Directors, shall obtain an opinion from an independent investment banking firm which is a member of FINRA, or an independent accounting firm, that such Business Combination is fair to the Company from a financial point of view.

35.
After the issue of Class A Shares in connection with the Offering and prior to the consummation of the initial Business Combination, the Directors shall not issue additional Shares or any other securities that that would entitle the holders thereof to (i) receive funds from the Trust Fund or (ii) vote in respect of any initial Business Combination or on any other proposal presented to the Shareholders prior to or in connection with the completion of an initial Business Combination.

COMMISSION ON SALE OF SHARES
36.
The Company may in so far as may be permitted by law, pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any shares. Such commission may be satisfied by the payment of cash or the lodgement of fully or partly paid up shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

TRANSFER OF SHARES
37.
The instrument of transfer of any share shall be in writing in (a) any usual or common form, (b) such form as prescribed by the Designated Stock Exchange, or (c) such other form approved by the Directors.

38.
The instrument of transfer of any share shall be executed by or on behalf of the transferor and the transferee and shall be accompanied by any certificate of the shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer.

39.
All share certificates surrendered to the Company for transfer shall be cancelled and the Directors shall issue a new share certificate for a like number of shares as those which have been surrendered and cancelled.

40.
Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), the Directors may in their absolute discretion decline to register any transfer of shares without assigning any reason for so doing. If the Directors refuse to register a transfer of any shares, they shall send notice of the refusal to the transferee within two months of the date on which the transfer was lodged with the Company.

41.
The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine, provided always that such registration shall not be suspended for more than 45 days in any year.

42.
The securities comprising any such units which are issued pursuant to the IPO may be traded separately from one another as set forth in the prospectus relating to the IPO.

TRANSMISSION OF SHARES
43.
The legal personal representative of a deceased sole holder of a share shall be the only person recognized by the Company as having any title to the share. In the case of a share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only person recognized by the Company as having any title to the share.

44.
Any person becoming entitled to a share in consequence of the death, bankruptcy, liquidation or dissolution of a Member shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a member in respect of the share (and if he so elects shall deliver to the Company a notice in writing signed by him stating his election to be registered as holder) or, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the deceased or bankrupt person before the death or bankruptcy.

45.
A person becoming entitled to a share by reason of the death, bankruptcy liquidation or dissolution of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company PROVIDED THAT the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and if the notice is not complied with within ninety days the Directors may thereafter withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.
REDEMPTION AND PURCHASE OF OWN SHARES
46.
Subject to the provisions of the Companies Act and the rules of the Designated Stock Exchange, the Company may:

46.1
issue shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as the Directors may, before the issue of such shares, determine;

46.2
purchase its own shares (including fractions of a share and any redeemable shares) on such terms and in such manner as the Directors may determine and agree with the Member;

46.3
make a payment in respect of the redemption or purchase of its own shares in any manner authorized by the Companies Act including out of capital; and

46.4
accept the surrender for no consideration any paid up share on such terms and in such manner as the Directors may determine.

47.
A share which is liable to be redeemed by either the Company or the Member shall be redeemed by the entitled party giving to the other notice in writing of the intention to redeem such shares (a “Redemption Notice”) and specifying the date of such redemption which must be a day on which banks in the Cayman Islands are open for business.

48.
Any share in respect of which a Redemption Notice has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the Redemption Notice.

49.
The redemption or purchase of any share shall not be deemed to give rise to the redemption or purchase of any other share.

50.
At the date specified in the Redemption Notice, or the date on which the shares are to be purchased, the holder of the shares being redeemed or purchased shall be bound to deliver up to the Company at its Registered Office the certificate thereof for cancellation and thereupon the Company shall pay to him the redemption or purchase moneys in respect thereof.

51.
The Directors may, when making payments in respect of the redemption or purchase of shares, if authorized by the terms of issue of the shares being redeemed or purchased or with the agreement of the holder of such shares, make such payment either in cash or in specie.

52.
The Company will conduct redemptions called for by Articles 23 to 33 (inclusive) in accordance with the terms of such Articles.

TREASURY SHARES
53.
Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant shares are to be held as Treasury Shares, such shares shall be cancelled.

54.
No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be declared or paid in respect of a Treasury Share.

55.
The Company shall be entered in the Register of Members as the holder of the Treasury Shares provided that:

the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and
55.1
a Treasury shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of shares as fully paid bonus shares in respect of a Treasury Share is permitted and shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

56.
Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

VARIATION OF RIGHTS ATTACHING TO SHARES
57.
If at any time the share capital of the Company is divided into different classes of shares, the rights attaching to any class (unless otherwise provided by the terms of issue of the shares of that class) may be varied by the Board of Directors with the consent in writing of the holders of two-thirds of the issued shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the issued shares of that class present in person or by proxy.

58.
The provisions of these Articles relating to general meetings of the Company shall mutatis mutandis apply to every such general meeting of the holders of such class of shares, but so that the necessary quorum shall be at least one person holding or representing by proxy at least one-third of the issued shares of the class and so that any holder of shares of the class present in person or by proxy may demand a poll.

59.
The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith or by the redemption or purchase of shares of any class by the Company.

FRACTIONAL SHARES
60.
The Directors may issue fractions of a share of any class of shares, and, if so issued, a fraction of a share (calculated to three decimal points) shall be subject to and carry the corresponding fraction of liabilities (whether with respect to any unpaid amount thereon, contribution, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without limitation, voting and participation rights) and other attributes of a whole share of the same class of shares. If more than one fraction of a share of the same class is issued to or acquired by the same Member such fractions shall be accumulated.

LIEN ON SHARES
61.
The Company shall have a first priority lien and charge on every partly paid share for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share, and the Company shall also have a first priority lien and charge on all partly paid shares registered in the name of a Member (whether held solely or jointly with another person) for all moneys presently payable by him or his estate to the Company; but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien, if any, on a share shall extend to all dividends and other moneys payable in respect thereof.

62.
The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share, or the persons entitled thereto of which the Company has notice, by reason of his death or bankruptcy.

63.
To give effect to any such sale the Directors may authorize some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

64.
The proceeds of such sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue (if any) shall (subject to a like lien for sums not presently payable as existed upon the shares prior to the sale) be paid to the person entitled to the shares at the date of the sale.

CALLS ON SHARES
65.
The Directors may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium or otherwise) and each Member shall (subject to receiving at least 14 days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his shares.

66.
A call shall be deemed to have been made at the time that the Directors have resolved by resolution to make such call.

67.
The joint holders of a share shall be jointly and severally liable to pay calls in respect thereof.

68.
Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium or otherwise, shall for the purposes of these Articles be deemed to be a call duly made, notified and payable on the date on which by the terms of issue the same becomes payable, and in the case of non-payment all the relevant provisions of these Articles as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

69.
If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of eight per centum per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

70.
The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the amount of the share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

71.
The Directors may make arrangements on the issue of shares for a difference between the Members, or the particular shares, in the amount of calls to be paid and in the times of payment and may revoke or postpone a call in their discretion.

72.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution eight per centum per annum) as may be agreed upon between the Member paying the sum in advance and the Directors.

FORFEITURE OF SHARES
73.
If a Member fails to pay any call or instalment of a call together with any interest which may have accrued within 10 days of the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, enforce any of the provisions of, and take such action as is referred to in these Articles, including but not limited to, forfeiting any share in respect of which the call or instalment of a call remains unpaid. No further notice demanding payment of the amount due need be given to the registered holder of the share or the persons entitled thereto by reason of his death or bankruptcy of the shares to be forfeited.

74.
A forfeited share may be sold, cancelled or otherwise disposed of on such terms and in such manner as the Directors in their absolute discretion think fit, and at any time before a sale, cancellation or disposition the forfeiture may be cancelled on such terms as the Directors in their absolute discretion think fit. The Company may indirectly procure the purchase of a share forfeited pursuant to the previous sentence without being required to comply with the redemption provisions of these Articles. The proceeds of the sale or disposition of a forfeited share after deduction of expenses, fees and commissions incurred by the Company in connection with the sale and after the deduction of all other amounts including accrued interest shall be received by the Company and applied in payment of such part of the amount in respect of which any lien or obligation exists as is presently payable on other shares held by that Member, and the residue shall (subject to a like lien for sums not presently payable as existed upon the shares prior to such sale or disposition) be disposed of on such terms as the Directors in their absolute discretion think fit.

75.
A statutory declaration in writing that the declarant is a Director, and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

76.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a share becomes payable at any time, whether on account of the amount of the share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

77.
A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company receives payment in full of the fully paid up amount of the shares.

ALTERATION OF CAPITAL
78.
The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into shares of such classes and amount, as the resolution shall prescribe.

79.
The Company may by Ordinary Resolution:

79.1
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

79.2
subdivide its existing shares, or any of them into shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

79.3
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled; and

79.4
convert all or any of its paid up shares into stock and reconvert that stock into paid up shares of any denomination.

80.
The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by the Companies Act.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE
81.
For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case 40 days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members such register shall be so closed for not more than 10 days immediately preceding such meeting and the record date for such determination shall be the first date of the closure of the Register of Members.

82.
In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members and for the purpose of determining those Members that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend fix a subsequent date as the record date for such determination.

83.
If the Register of Members is not so closed and no record date is fixed for the determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof.

GENERAL MEETINGS OF MEMBERS
84.
The Directors may, whenever they think fit, convene a general meeting of the Company.

85.
The Directors shall convene a general meeting of the Company on the written requisition of any Member or Members entitled to attend and vote at general meetings of the Company who hold(s) not less than 10 per cent of the paid up voting share capital of the Company, such requisition to be deposited at the Registered Office.

86.
The Members’ requisition shall specify the objects of the meeting and shall be signed by the requisitionists. If the Directors do not convene a requisitioned meeting within 21 days of the deposit of the requisition (such meeting to be convened no less than 30 days from the date of deposit of the requisition), the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors to convene the general meeting shall be reimbursed to them by the Company.

87.
If at any time there are no Directors of the Company, any two Members (or if there is only one Member then that Member) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS
88.
At least seven days’ notice (excluding the day that notice is deemed to be given and the day the meeting is to be held) shall be given of an annual general meeting or any other general meeting. Notice shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such persons as are, under these Articles, entitled to receive such notices from the Company and shall specify the place, the day and the hour of the meeting and, in case of special business, the general nature of that business.

89.
With the consent of all the Members entitled to receive notice of some particular meeting and attend and vote thereat, a meeting may be convened by such shorter notice or without notice and in such manner as those Members may think fit.

90.
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS
91.
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Members holding at least a majority of the paid up voting share capital of the Company present in person or by proxy shall be a quorum.

92.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Member or Members present and entitled to vote shall be a quorum.

93.
The chairman, if any, of the Board of Directors shall preside as chairman at every general meeting of the Company.

94.
If there is no such chairman, or if at any meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Members present shall choose one of their number to be chairman.

95.
The chairman may with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 10 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

96.
All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, and financial report of the Directors and the Company’s auditors, and the appointment and removal of Directors and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all Members entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

VOTES OF MEMBERS
97.
Subject to any rights and restrictions for the time being attached to any class or classes of shares, on a show of hands every Member present in person and every person representing a Member by proxy shall at a general meeting of the Company have one vote and on a poll every Member and every person representing a Member by proxy shall have one vote for each share of which he or the person represented by proxy is the holder.

98.
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by one or more Members present in person or by proxy entitled to vote and who together hold not less than 10 per cent of the paid up voting share capital of the Company, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

99.
If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

100.
In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

101.
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

102.
In the case of joint holders, the vote of the senior who tenders a vote whether in person or by proxy, shall be accepted to the exclusion of the votes of the joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

103.
A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may on a poll, vote by proxy.

104.
No Member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company held by him and carrying the right to vote have been paid.

105.
On a poll votes may be given either personally or by proxy.

106.
A resolution in writing signed by all the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or being companies by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

MEMBERS’ PROXIES
107.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorized. A proxy need not be a Member of the Company.

108.
The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for which the meeting or adjourned meeting is scheduled PROVIDED THAT the chairman of the meeting may at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited upon receipt by confirmation from the appointor that the instrument of proxy duly signed is in the course of transmission to the Company.

109.
An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

110.
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given provided that no intimation in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

111.
The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

COMPANIES ACTING BY REPRESENTATIVES AT MEETINGS
112.
Any company which is a Member or a Director may, by resolution of its directors or other governing body, authorize such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members or of the Board of Directors or of a committee of Directors, and the person so authorized shall be entitled to exercise the same powers on behalf of such company which he represents as that company could exercise if it were an individual Member or Director.

APPOINTMENT OF DIRECTORS
113.
The first Director(s) shall be appointed at a meeting or by written resolution of the subscribers to the Memorandum of Association.

114.
Subject to Articles 120 and 121, the Company may by Extraordinary Resolution appoint any person to be a Director.

115.
Subject to the provisions of these Articles, a Director shall hold office until such time as he is removed from office by the Company by Ordinary Resolution.

116.
Subject to Articles 120 and 121, the Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such number is fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited.

117.
Subject to the Designated Stock Exchange rules and these Articles, the remuneration of the Directors from time to time shall be determined by the Company by Ordinary Resolution.

118.
Subject to the Designated Stock Exchange rules and these Articles, the shareholding qualification for Directors may be fixed by the Company by Ordinary Resolution and unless and until so fixed no share qualification shall be required.

119.
The Directors shall have power at any time and from time to time to appoint a person as Director, either as a result of a casual vacancy or as an additional Director, subject to the maximum number (if any) imposed by the Company by Ordinary Resolution.

120.
The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. A Director shall be designated to a class in the resolution or resolutions adopted by the Directors appointing such director. The class designation of the initial directors shall be set out in the resolution appointing such directors. At the first annual general meeting of Shareholders, the term of office of the Class I Directors shall expire and Class I Directors shall thereafter, if elected, be elected for a full term of three (3) years. At the second annual general meeting of Shareholders, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of Shareholders, the term of office of the Class III Directors shall expire and Class III Directors shall, if thereafter elected, be elected for a full term of three (3) years. At each succeeding annual general meeting of Shareholders, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

121.
Prior to an initial Business Combination, only Class B Shares shall be entitled to vote in respect of a resolution to appoint Directors or remove Directors, which resolution shall require a majority of two-thirds.

ALTERNATE DIRECTORS
122.
Any Director may in writing appoint another person to be his alternate to act in his place at any meeting of the Directors at which he is unable to be present and may at any time in writing revoke the appointment of an alternate appointed by him. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote thereat as a Director when the person appointing him is not personally present and to do in the place and stead of his appointor, any other act or thing which the appointor is permitted or required to do by virtue of his being a Director as if the alternate were the appointor, other than the appointment of an alternate himself. Where the alternate is a Director he shall have a separate vote on behalf of the Director he is representing in addition to his own vote.
123.
An alternate shall not be an officer of the Company and shall be deemed to be the agent of the Director appointing him and the remuneration of such alternate (if any) shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

124.
The alternate shall ipso facto vacate office if and when his appointor ceases to be a Director or removes the appointee from office.

125.
Any Director may appoint any person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS
126.
Subject to the provisions of the Companies Act, these Articles and to any resolutions made by the Company in general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that resolution had not been made.

127.
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

BORROWING POWERS OF DIRECTORS
128.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

APPOINTMENT OF OFFICERS
129.
The Directors may from time to time appoint any person, whether or not a director of the Company to hold such office in the Company as the Directors may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of president, one or more vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto determine if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

130.
The Directors may appoint a secretary or secretaries of the Company (and if need be an assistant secretary or assistant secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit.

131.
Any person appointed by the Directors pursuant to Articles 129 or 130 may be removed by the Directors.

COMMITTEES OF DIRECTORS
132.
The Directors may from time to time and at any time establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

133.
The Directors may delegate any of their powers to committees and any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

134.
The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

135.
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

136.
The Directors may from time to time and at any time delegate to any committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorize the members for the time being of any such local board, or any of them, to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

137.
Any such delegates as aforesaid may be authorized by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

138.
A committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

139.
The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.

140.
A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

PROCEEDINGS OF DIRECTORS
141.
The Directors may meet together (either within or without the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. A Director or a Director’s duly appointed alternate may, at any time, and any secretary or assistant secretary shall on the requisition of a Director summon a meeting of the Directors.

142.
The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be two or more Directors shall be two, and if there be less than two Directors shall be one. A Director represented by proxy or by duly appointed alternate at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

143.
The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

144.
Questions arising at any meeting shall be decided by a majority of votes of the Directors and duly appointed alternates present, the vote of an alternate not being counted if his appointor is also present at such meeting. In the case of an equality of votes the chairman shall have a second or casting vote.

145.
A Director or Directors and any duly appointed alternates may participate in any meeting of the Board of Directors, or of any committee appointed by the Board of Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

146.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

147.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

148.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorize a Director or his firm to act as auditor to the Company.

149.
The Directors shall cause minutes to be made for the purpose of recording:

149.1
all appointments of officers made by the Directors;

149.2
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

149.3
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

150.
When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

151.
A resolution signed by all the Directors (in one or more counterparts) shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. When signed a resolution may consist of several documents each signed by one or more of the Directors.

152.
The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to the Articles of the Company as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

153.
All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

DISQUALIFICATION OF DIRECTORS
154.
The office of Director shall be automatically vacated, if the Director:

154.1
dies;

154.2
resigns his office by notice in writing to the Company;

154.3
becomes bankrupt or makes any arrangement or composition with his creditors;

154.4
is found to be or becomes of unsound mind;

154.5
is removed from office by a vote of a majority of the Directors;

154.6
prior to the closing of an initial Business Combination, is removed from office by a resolution of the holders of the Class B Shares only;

154.7
following the closing of an initial Business Combination, is removed from office by Ordinary Resolution of all Shareholders entitled to vote; or

154.8
is removed from office pursuant to any other provision of these Articles.

DIVIDENDS
155.
Subject to any rights and restrictions for the time being attached to any class or classes of shares, the Directors may from time to time declare interim dividends on shares of the Company in issue and authorize payment of the same out of the funds of the Company lawfully available therefor.

156.
Subject to any rights and restrictions for the time being attached to any class or classes of shares, the Company may by Ordinary Resolution declare final dividends, but no dividend shall exceed the amount recommended by the Directors.

157.
The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors be applicable for meeting contingencies, or for equalizing dividends or for any other purpose to which those funds may be properly applied and may pending such application, in the Directors’ absolute discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit.
158.
Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such person and such address as the Member or person entitled, or such joint holders as the case may be, may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled, or such joint holders as the case may be, may direct.

159.
The Directors may when paying dividends to the Members in accordance with the foregoing provisions, make such payment either in cash or in specie.

160.
No dividend shall be paid otherwise than out of profits or, subject to the restrictions of the Companies Act, the share premium account.

161.
Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid on the shares, but if and so long as nothing is paid up on any of the shares in the Company dividends may be declared and paid according to the amounts of the shares. No amount paid on a share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the share.

162.
If several persons are registered as joint holders of any share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the share.

163.
No dividend shall bear interest against the Company.

FINANCIAL YEAR
164.
Unless the Directors otherwise resolve, the financial year end of the Company shall be 31st December in each year and following the year of incorporation shall begin on 1st January of each year.

ACCOUNTS AND AUDIT
165.
The Directors shall cause books of account relating to the Company’s affairs to be kept in such manner as may be determined from time to time by the Directors.

166.
The books of account shall be kept at the Registered Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

167.
The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorized by the Directors or by the Company by Ordinary Resolution.

168.
The accounts relating to the Company’s affairs shall be audited in such manner as may be determined from time to time by the Company by Ordinary Resolution or, failing any such determination, by the Directors or, failing any determination as aforesaid, shall not be audited.

169.
The auditors, if any, shall be appointed by the Directors and shall hold office until removed by Ordinary Resolution or by resolution of the Directors.

170.
The remuneration of any auditors, if any, appointed by the Directors, may be fixed by the Directors.

CAPITALIZATION OF PROFITS
171.
Subject to the Companies Act, the Directors may, with the authority of an Ordinary Resolution:

171.1
resolve to capitalize an amount standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), or otherwise available for distribution;

171.2
appropriate the sum resolved to be capitalized to the Members in proportion to the nominal amount of shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

171.2.1
paying up the amounts (if any) for the time being unpaid on shares held by them respectively, or

171.2.2
paying up in full unissued shares or debentures of a nominal amount equal to that sum,

and allot the shares or debentures, credited as fully paid, to the Members (or as they may direct) in those proportions, or partly in one way and partly in the other;
171.3
make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalized reserve and in particular, without limitation, where shares or debentures become distributable in fractions Directors may deal with the fractions as they think fit;

171.4
generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT
172.
The Directors shall in accordance with section 34 of the Companies Act establish a share premium account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any share.

173.
There shall be debited to any share premium account on the redemption or purchase of a share the difference between the nominal value of such share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by section 37 of the Companies Act, out of capital.

INVESTMENT ACCOUNTS
174.
The Directors may establish separate accounts on the books and records of the Company (each an “Investment Account”) for each Class and Series, or for more than one Class or Series, as the case may be, and the following provisions shall apply to each Investment Account;

175.
the proceeds from the allotment and issue of Shares of any Class or Series may be applied in the books of the Company to the Investment Account established for the Shares of such Class or Series;

176.
the assets and liabilities and income and expenditures attributable to the Shares of any Class or Series may be applied or allocated for accounting purposes to the relevant Investment Account established for such Shares subject to these Articles;

177.
where any asset is derived from another asset (whether cash or otherwise), such derivative asset may be applied in the books of the Company to the Investment Account from which the related asset was derived and on each revaluation of an investment the increase or diminution in the value thereof (or the relevant portion of such increase or diminution in value) may be applied to the relevant Investment Account;

178.
in the case of any asset of the Company which the Directors do not consider is attributable to a particular Investment Account, the Directors may determine the basis upon which any such asset shall be allocated among Investment Accounts and the Directors shall have power at any time and from time to time to vary such allocation;

179.
where the assets of the Company not attributable to any Investment Accounts give rise to any net profits, the Directors may allocate the assets representing such net profits to the Investment Accounts as they may determine;

180.
the Directors may determine the basis upon which any liability including expenses shall be allocated among Investment;

181.
Accounts (including conditions as to subsequent re-allocation thereof if circumstances so permit or require) and shall have power at any time and from time to time to vary such basis and charge expenses of the Company against either revenue or the capital of the Investment Accounts; and

182.
the Directors may in the books of the Company transfer any assets to and from Investment Accounts if, as a result of a creditor proceeding against certain of the assets of the Company or otherwise, a liability would be borne in a different manner from that in which it would have been borne under this Article, or in any similar circumstances.

183.
Subject to any applicable law and except as otherwise provided in these Articles the assets held in each Investment Account shall be applied solely in respect of Shares of the Class or Series to which such Investment Account relates and no holder of Shares of a Class or Series shall have any claim or right to any asset allocated to any other Class or Series.

NOTICES
184.
Notices shall be in writing and may be given by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognized courier service, fees prepaid, addressed to the Member at his address as appearing in the Register of Members. In the case of joint holders of a share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

185.
Where notice or other documents are sent by:

185.1
post, notice shall be deemed to have been served five days after the time when the letter containing the same is posted and if sent by courier, shall be deemed to have been served five days after the time when the letter containing the same is delivered to the courier (in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed and duly posted or delivered to the courier); or

185.2
facsimile, notice shall be deemed to have been served upon confirmation of receipt.

186.
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

187.
Any notice or document delivered or sent by post to or left at the registered address of any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

188.
Notice of every general meeting shall be given in the manner hereinbefore authorized to:

188.1
all Members who have a right to receive notice and who have supplied the Company with an address for the giving of notices to them and in the case of joint holders, the notice shall be sufficient if given to the first named joint holder in the Register of Members; and

188.2
every person entitled to a share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other person shall be entitled to receive notice of general meetings.
THE SEAL
189.
The Company shall not have a Seal unless otherwise resolved by the Directors. Any such Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors or of a committee of directors authorized by the Directors in that behalf provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. Every instrument to which the Seal is affixed shall be signed by a Director of the Company or by any one or more persons as the Directors may appoint for that purpose.

190.
The Company may maintain a duplicate or duplicates of the Seal but such duplicate(s) shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such duplicate and if given after may be in general form confirming a number of affixings of such duplicate. Every instrument to which a duplicate of the Seal is affixed shall be signed by a Director of the Company or by any one or more persons as the Directors may appoint for that purpose and such affixing of a duplicate of the Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed and the instrument signed by a Director of the Company.

191.
Notwithstanding the foregoing, a director or officer, representative or attorney of the Company shall have the authority to affix the Seal, or a duplicate of the Seal, over his signature alone on any instrument or document required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

INDEMNITY
192.
Every Director (including for the purposes of this Article any alternate appointed pursuant to the provisions of these Articles), managing director, agent, secretary, assistant secretary or other officer for the time being and from time to time of the Company (but not including the Company’s auditor) and the personal representatives of the same shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by him in or about the conduct of the Company’s business or affairs or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by him in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere except through his or her own actual fraud, willful default or willful neglect, which shall not be found to have been committed unless and until a court of competent jurisdiction shall have made a finding to that effect.

193.
No such Director, duly appointed alternate, managing director, agent, secretary, assistant secretary or other officer of the Company (but not including the Company’s auditor) shall be liable (i) for the acts, receipts, neglects, defaults or omissions of any other such Director or officer or agent of the Company or (ii) by reason of his having joined in any receipt for money not received by him personally or (iii) for any loss on account of defect of title to any property of the Company or (iv) on account of the insufficiency of any security in or upon which any money of the Company shall be invested or (v) for any loss incurred through any bank, broker or other agent or (vi) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgment or oversight on his part or (vii) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of his office or in relation thereto, unless the same shall happen through his or her own actual fraud, willful default or willful neglect, which shall not be found to have been committed unless and until a court of competent jurisdiction shall have made a finding to that effect.

WINDING UP
194.
If the Company shall be wound up the liquidator may, with the sanction of an Ordinary Resolution and any other sanction required by the Companies Act, divide amongst the Members in specie or cash the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributors as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities whereon there is any liability.
195.
Without prejudice to the rights of holders of shares issued upon special terms and conditions, if the Company shall be wound up, and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up on the shares held by them respectively. If on a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the capital paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital paid up at the commencement of the winding up on the shares held by them respectively.

AMENDMENT OF MEMORANDUM OF ASSOCIATION
196.
Subject to and insofar as permitted by the Companies Act and the rights attaching to the various share classes, the Company may at any time and from time to time by Special Resolution alter or amend its Memorandum of Association with respect to any objects, powers or other matters specified therein.

AMENDMENT OF ARTICLES OF ASSOCIATION
197.
Subject to the Companies Act and the rights attaching to the various classes of shares, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

REGISTRATION BY WAY OF CONTINUATION
198.
The company may by Special Resolution resolve to be registered by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands. The Directors may make application to the Registrar of Companies to deregister the Company in the Cayman Islands and may take all such further steps as they consider appropriate to be taken, in accordance with the Companies Act, to effect the transfer by way of continuation of the Company. Prior to an initial Business Combination, only Class B Shares shall be entitled to vote in respect of a resolution to be registered by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands.

NON-RECOGNITION OF TRUSTS
199.
No person shall be recognised by the Company as holding any share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any of its shares (or fraction thereof) or any other rights in respect thereof except an absolute right to the entirety thereof in each Member registered in the Register of Members.

MERGERS AND CONSOLIDATION
200.
The Company may merge or consolidate in accordance with the Companies Act.

201.
To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.

DISCLOSURE
202.
The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

BUSINESS OPPORTUNITIES
203.
In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees, advisors and/or agents of one or more other organizations, including members of the Investor Group (each of the foregoing, an “Officer and Director Related Person”) may serve as Directors, officers and or advisors of the Company; and (b) such organizations (the “Officer and Director Related Entities”) and the Investor Group engage, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the Articles under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Officer and Director Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, Directors and Members in connection therewith.

204.
To the fullest extent permitted by law, the Investor Group, the Officer and Director Related Entities and the Officer and Director Related Persons shall have no duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any of the Investor Group, another entity or the Officer and Director Related Entities, on the one hand, and the Company, on the other. To the fullest extent permitted by law, the Investor Group, Officer and Director Related Entities and the Officer and Director Related Persons shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another Person, or does not communicate information regarding such corporate opportunity to the Company.

205.
Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and another entity, including any of the Investor Group or any Officer and Director Related Entity, about which a Director and/or officer of the Company acquires knowledge.

AUTOMATIC EXCHANGE OF INFORMATION
206.
Notwithstanding any provision of these Articles to the contrary, each Member agrees to provide any information or certifications (including information about such Member’s direct and indirect owners) that may reasonably be requested in writing by the Directors (or any such person to whom the Directors have delegated responsibility for compliance with applicable AEOI Laws) to allow the Company to:

206.1
satisfy any due diligence, information reporting or other obligations under any applicable AEOI Laws; and

206.2
satisfy any requirements necessary to avoid withholding taxes under FATCA (or any other law) with respect to any payments to be received or made by the Company.

207.
Each Member also acknowledges and agrees that the Company (or any such person to whom the Directors have delegated responsibility for compliance with applicable AEOI Laws) shall be entitled to release and/or disclose on behalf of the Company to the Cayman Islands Tax Information Authority

or equivalent authority (the “TIA”) and any other foreign government body as required by any applicable AEOI Laws, any information in its or its agents’ or delegates’ possession regarding a Member including, without limitation, financial information concerning the Member’s investment in the Company, and any information relating to any shareholders, principals, partners, beneficial owners (direct or indirect) or controlling persons (direct or indirect) of such Member. The Company (acting by the Directors or any such person to whom the Directors have delegated responsibility for compliance with applicable AEOI Laws) may also authorise any third party agent to release and/or disclose such information on behalf of the Company.
208.
In order to comply with any applicable AEOI Laws and, if necessary, to reduce or eliminate any risk that the Company or any of its Members are subject to withholding taxes pursuant to FATCA (or any other law) or incur any costs or liabilities associated with any applicable AEOI Laws, the Directors may cause the Company to undertake any of the following actions:

208.1
compulsorily redeem or repurchase any or all of the shares held by a Member either (i) where the Member fails to provide (in a timely manner) to the Company, or any agent or delegate of the Company, any information requested by the Company or such agent or delegate pursuant to these Articles or any applicable AEOI Laws; or (ii) where there has otherwise been non-compliance by the Company with any applicable AEOI Laws whether caused, directly or indirectly, by the action or inaction of such Member, or any related person, or otherwise;

208.2
deduct from, or hold back, redemption or any other distributions owed to the Member, in order to:

208.2.1
comply with any requirement to apply and collect withholding tax pursuant to FATCA (or any other law);

208.2.2
allocate to a Member an amount equal to any withholding tax imposed on the Company as a result of the Member’s, or any related person’s, action or inaction (direct or indirect), or where there has otherwise been non-compliance by the Company with any applicable AEOI Laws; or

208.2.3
ensure that costs, debts, expenses, obligations or liabilities (whether external, or internal, to the Company) relating to any applicable AEOI Laws are recovered from the Member(s) whose action or inaction (directly or indirectly, including the action or inaction of any person related to such Member) gave rise or contributed to such costs or liabilities; and/or

208.3
take any other action the Directors deem in good faith to be reasonable to mitigate any adverse effect on the Company or any other Member of the failure by any Member (the “Defaulting Member”) to provide (in a timely manner) to the Company, or any agent or delegate of the Company, any information requested by the Company or such agent or delegate pursuant to these Articles or any applicable AEOI Laws including, without limitation to convert the Defaulting Member’s shares to a different class of shares and adjust the rights attaching to that Defaulting Member’s shares so as to effectively pass the economic burden of any withholding or other cost or liability incurred by the Company as a result of the Defaulting Member’s default to the Defaulting Member.

ANNEX B
PROPOSED AMENDMENT NO. 1
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
OF
ISRAEL ACQUISITIONS CORP

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of [•], 2024, to the Original Trust Agreement (as defined below) is made by and between Israel Acquisitions Corp (the “Company”) and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of January 12, 2023 (the “Original Trust Agreement”);
WHEREAS, Section 1(i) of the Original Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;
WHEREAS, at an extraordinary general meeting of the Company held on January 8, 2024 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend Israel Acquisitions’ Second Amended and Restated Memorandum and Articles of Association, dated as of November 17, 2022 (the “Existing Charter”) to extend the date by which the Company must consummate a business combination (the “Combination Period”) up to 12 times from January 18, 2024 (the “Termination Date”) to January 18, 2025, with each extension comprised of one month (each an “Extension” and, each date, the “Extended Date”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of 12 months after the Termination Date (assuming a Business Combination has not occurred); and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to extend the Termination Date up to 12 times for an additional one month each time from January 18, 2024 up to January 18, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Extended Date and depositing into the Trust Account the lesser of (i) $50,000 or (ii) $0.02 per Class A ordinary share, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension.
NOW THEREFORE, IT IS AGREED:
1.   Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)
Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes which shall not include excise taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 12 months after the closing of the Offering (or 24 months after the closing of the Offering if extended in full as described in the Prospectus and that certain definitive proxy statement on Schedule 14(a) filed with the U.S. Securities and Exchange Commission on December 20, 2023) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes which shall not include excise taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”

2.   Section 6(e) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:
“(e)
Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:
Equiniti Trust Company, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Attn: Relationship Management
Email: admin12@astfinancial.com
if to the Company, to:
Israel Acquisitions Corp
12600 Hill Country Blvd
Building R, Suite 275
Bee Cave, Texas 78738
Attn: Ziv Elul, CEO
E-mail: ziv@periapt.health
in each case, with copies to:
Reed Smith LLP
2850 N. Harwood Street, Suite 1500
Dallas, Texas 75201
Attn: Lyn Reinhardt
Email: lreinhardt@reedsmith.com
and
BTIG, LLC
600 Montgomery Street
San Francisco, CA 94111
Attention: General Counsel
Email: iblegal@btig.com
and
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Christian Nagler
E-mail: cnagler@kirkalnd.com”
3.   All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.
4.   This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.
5.   This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Original Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.
[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.
EQUINITI TRUST COMPANY, LLC, as Trustee
By:

Name:
Title:
ISRAEL ACQUISITIONS CORP
By:

Name:
Tile:

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF ISRAEL ACQUISITIONS CORP January 8, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/27189 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ISRAEL ACQUISITIONS CORP — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK
INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 010824 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. The Extension Amendment Proposal — It is resolved as a special resolution to amend Israel Acquisitions Corp’s Second Amended and Restated Memorandum and Articles of Association, dated as of November 17, 2022 (the “Existing Charter”) by adopting Israel Acquisitions Corp’s Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve times from January 18, 2024 (the “Termination Date”) to January 18, 2025, with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of 12 months after the Termination Date (assuming an initial business combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.”. 2. The Trust Agreement Amendment Proposal — It is resolved to amend that certain Investment Management Trust Agreement, dated as of January 12, 2023 (as amend- ed, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the appli- cable Extended Date and depositing into the trust account (the “Trust Account”) the lesser of (i) $50,000 or (ii) $0.02 per Class A ordinary share, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension (the “Extension Payment”) until January 18, 2025 (assuming an initial business combination has not occurred) in exchange for a non- interest bearing, unsecured promissory note payable upon the consummation of an initial business combination (the “Trust Agreement Amendment Proposal”), in the form set forth in Annex B of the accompanying Proxy Statement. 3. The Adjournment Proposal — It is resolved as an ordinary resolution that the chair- man of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment. A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 — — — — — — . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — — — — 14475 ISRAEL ACQUISITIONS CORP EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS January 8, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Ziv Elul, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Israel Acquisitions Corp to be held on January 8, 2024 at 12 p.m. Eastern Time, virtually via live webcast at https://web.lumiagm.com/289958008, password: israel2024, or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be signed on the reverse side) 1.1

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING — The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/289958008 (password: israel2024) and be sure to have your control number available. GO GREEN — e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ISRAEL ACQUISITIONS CORP — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 010824 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/27189 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF ISRAEL ACQUISITIONS CORP January 8, 2024 1. The Extension Amendment Proposal — It is resolved as a special resolution to amend Israel Acquisitions Corp’s Second Amended and Restated Memorandum and Articles of Association, dated as of November 17, 2022 (the “Existing Charter”) by adopting Israel Acquisitions Corp’s Third Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve times from January 18, 2024 (the “Termination Date”) to January 18, 2025, with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of 12 months after the Termination Date (assuming an initial business combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.”. 2. The Trust Agreement Amendment Proposal — It is resolved to amend that certain Investment Management Trust Agreement, dated as of January 12, 2023 (as amend- ed, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to 12 times for an additional one month each time from the Termination Date to January 18, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the appli- cable Extended Date and depositing into the trust account (the “Trust Account”) the lesser of (i) $50,000 or (ii) $0.02 per Class A ordinary share, par value $0.0001 per share and sold as part of the units in the IPO (the “Public Shares”), multiplied by the number of Public Shares that remain outstanding by the end of the then-current Extended Date, by the date of such Extension (the “Extension Payment”) until January 18, 2025 (assuming an initial business combination has not occurred) in exchange for a non- interest bearing, unsecured promissory note payable upon the consummation of an initial business combination (the “Trust Agreement Amendment Proposal”), in the form set forth in Annex B of the accompanying Proxy Statement. 3. The Adjournment Proposal — It is resolved as an ordinary resolution that the chair- man of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment. A vote to abstain will have no effect on proposals 1, 2 or 3.
The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN